UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05083

VANECK VIP TRUST

(Exact name of registrant as specified in charter)

666 Third Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

VanEck Associates Corporation

666 Third Avenue, New York, NY 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 293-2000

Date of fiscal year end: DECEMBER 31

Date of reporting period: JUNE 30, 2022

Item 1. Reports to Shareholders

SEMI-ANNUAL REPORT June 30, 2022 (unaudited)

VanEck VIP Trust

VanEck VIP Emerging Markets Bond Fund

800.826.2333	vaneck.com

Certain information contained in this President’s Letter represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of June 30, 2022.

VANECK VIP EMERGING MARKETS BOND FUND

PRESIDENT’S LETTER

June 30, 2022 (unaudited)

Dear Fellow Shareholders:

When will market volatility be over? The short answer: not yet. Financial tightening by central banks is never good for financial assets. And while the first half of 2022 has already been painful, we are only now, in mid-summer, experiencing the onset of “quantitative tightening,” when the central banks stop buying bonds. This, to me, is the final act in this process and it may take a few months to work itself out. I am hoping that there are no implosions by major, indebted countries, or major dislocations in fixed income or banking markets.

The second signal that will imply less pressure on financial markets—stocks and bonds—is weaker labor markets, because only that, I believe, will slow wage pressure and therefore inflation. While there will likely be many minor signals and headlines, we may not have confirmation of cooling wage pressure until year-end or later.

For over a year, I’ve been saying that we would be in a better position to gauge inflation persistence in the second half of 2022, because only now would we know whether inflationary psychology had affected wages. Well, here we are. Despite a cooling U.S. economy, the labor market is still hot. There is a strong relationship between wages and inflation, which historically becomes more pronounced during periods of high inflation. Based on the fact that the record-setting spending stimulus has led to wage inflation, our view now is that inflation will be higher for longer.

Rising Correlation: Upward Pressure on Wages Leads to Upward Pressure on Inflation

While we expect to be in an elevated inflation regime for an extended period of time, there should be some temporary relief on the horizon from the negative wealth effect from declining asset values, a recent pullback in commodity prices and improving supply chains. But asset values can still fall further from here, commodity prices are still high by historical standards, and supply chain pressures are still at last summer’s levels.

Consumers are being squeezed from high inflation and more restrictive, yet still accommodative, monetary policy. We estimate the evisceration of over $40 trillion from the global stock, bond and crypto markets as a result of the current macro-economic conditions. That equates to nearly half of the world’s GDP!

Multi-Year Investment Themes: Resources Transition and Blockchain Disruption

So, we continue to focus on two multi-year investment themes.

Commodities have broken out of their prolonged bear market to reach record highs, driven by forces—primarily, the supply-demand imbalance—that have been in place even before Russia’s invasion of Ukraine. The Russia-Ukraine crisis has, however, accelerated efforts to reduce dependency on Russian energy supply in Europe, and part of that plan includes a shift towards renewable energy.

Commodity prices have more than doubled from their COVID-19 lows. Yet, the supply response across all industries has been limited due to the emphasis on capital discipline and environmental, social and governance constraints. If we are in the early stages of an economic slowdown, then it is very unlikely that we will see an increase in capital expenditures leading to additional supply. This should lead to a swift rebound in prices when economic growth resumes.

We still like commodity equities, particularly companies involved in green metals used in electric vehicle and clean energy components and, perhaps with a longer-term horizon, agribusiness companies looking to innovate for more efficient, climate-friendly and sustainable food production. Fears of global recession have hurt these investments, but I believe the longer-term trends will prevail.

The fallout from the Terra ecosystem’s collapse in May on the broader digital assets market cannot be understated. It caused major damage, and bankruptcies and liquidations of borrowing/lending firms are likely ahead, not to mention litigation from retail investors. Volatility is a given with crypto, with Bitcoin and Ethereum under the most pressure from their status as the “reserve” holdings for many in the crypto world.

1

VANECK VIP EMERGING MARKETS BOND FUND

PRESIDENT’S LETTER

(unaudited) (continued)

However, while I used to think Bitcoin’s drawdown risk was 90% back in 2017, I expected the drawdowns to be more muted in current times. This is because the underlying blockchain technology is being used to gain efficiency and reduce risk in the financial system, and I believe adoption will keep expanding.

Growth is Less Rich Relative to Value

For much of 2021, many growth stocks were very richly valued. At the end of 2021, the price-to-earnings (“P/E”) ratio of the Russell 1000 Growth Index was hovering around 40. By comparison, during that same period, the P/E ratio of the Russell 1000 Value Index was below 20. That equated to a valuation spread of roughly 20.

We hadn’t seen such a big dislocation between growth and value stocks since the tech bubble in the early 2000s. That is why, at the start of 2022, we said to wait to buy growth. We could be getting closer, but investors should be cautious. The current spread between the P/E ratios of growth and value stocks is over 11 and the long-term average is 8. If inflation remains persistently high, as we expect, then this spread may go even lower.

We thank you for investing in VanEck’s investment strategies. On the following pages, you will find financial statements for the six month period ended June 30, 2022. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck VIP Trust

July 12, 2022

PS The investing outlook can change suddenly, as it certainly did in 2021. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

2

VANECK VIP EMERGING MARKETS BOND FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2022 to June 30, 2022.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Annualized Expense Ratio During Period	Expenses Paid During the Period January 1, 2022 - June 30, 2022(a)
Initial Class
Actual	$1,000.00	$860.50	1.10%	$5.07
Hypothetical (b)	$1,000.00	$1,019.34	1.10%	$5.51

(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2022), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Assumes annual return of 5% before expenses
3

VANECK VIP EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

June 30, 2022 (unaudited)

		Par (000’s)	Value
CORPORATE BONDS: 32.9%
Argentina: 1.5%
YPF SA 144A 4.00%, 02/12/26 (s)	USD	117	$91,104
YPF SA Reg S 8.50%, 07/28/25	USD	204	138,627
			229,731
Austria: 0.9%
Suzano Austria GmbH 3.12%, 01/15/32	USD	191	144,237
Bahrain: 0.5%
Oil and Gas Holding Co. BSCC Reg S 7.50%, 10/25/27	USD	86	87,012
China: 0.7%
China Evergrande Group Reg S 8.25%, 03/23/22	USD	338	28,757
Kaisa Group Holdings Ltd. Reg S 8.50%, 06/30/22 (d) *	USD	292	40,995
Sunac China Holdings Ltd. Reg S 8.35%, 04/19/23 (d) *	USD	256	39,040
			108,792
Colombia: 2.1%
Colombia Telecomunicaciones SA ESP Reg S 4.95%, 07/17/30	USD	141	113,731
Ecopetrol SA
4.62%, 11/02/31 †	USD	31	23,560
6.88%, 04/29/30	USD	82	72,733
Promigas SA ESP / Gases del Pacifico SAC Reg S 3.75%, 10/16/29	USD	144	116,379
			326,403
Georgia: 0.5%
Silknet JSC 144A 8.38%, 01/31/27	USD	80	77,920
Hong Kong: 0.1%
Shimao Group Holdings Ltd. Reg S 5.60%, 07/15/26	USD	200	23,015
India: 0.9%
Periama Holdings LLC Reg S 5.95%, 04/19/26	USD	162	145,585
Indonesia: 0.7%
Star Energy Geothermal Wayang Windu Ltd. Reg S 6.75%, 04/24/33	USD	118	111,723
Israel: 0.5%
Israel Electric Corp. Ltd. 144A Reg S 4.25%, 08/14/28	USD	86	82,882
Kazakhstan: 0.7%
Development Bank of Kazakhstan JSC 144A
		Par (000’s)	Value
Kazakhstan (continued)
10.95%, 05/06/26	KZT	61,500	$103,413
Malaysia: 4.6%
Malaysia Sovereign Sukuk Bhd Reg S 3.04%, 04/22/25	USD	131	129,622
Malaysia Wakala Sukuk Bhd Reg S 3.08%, 04/28/51 †	USD	299	247,891
Petronas Capital Ltd. Reg S
2.48%, 01/28/32	USD	151	128,766
3.50%, 04/21/30	USD	136	128,065
4.50%, 03/18/45	USD	100	95,992
			730,336
Mauritius: 0.8%
India Clean Energy Holdings 144A 4.50%, 04/18/27	USD	176	128,700
Mexico: 5.3%
America Movil SAB de CV 144A 5.38%, 04/04/32	USD	87	77,399
Corp. GEO SAB de CV Reg S 9.25%, 06/30/20 (d) *	USD	120	2
Cydsa SAB de CV Reg S 6.25%, 10/04/27	USD	133	118,581
Petróleos Mexicanos
6.49%, 01/23/27	USD	396	343,861
6.62%, 06/15/35	USD	342	234,544
7.69%, 01/23/50	USD	97	66,036
			840,423
Nigeria: 1.0%
SEPLAT Energy Plc 144A 7.75%, 04/01/26	USD	178	159,905
Peru: 1.0%
Petroleos del Peru SA Reg S 5.62%, 06/19/47	USD	223	151,231
Qatar: 1.3%
Qatar Energy Reg S 3.30%, 07/12/51	USD	262	202,950
Saudi Arabia: 2.0%
Dar Al-Arkan Sukuk Co. Ltd. Reg S 6.75%, 02/15/25	USD	169	167,265
Saudi Arabian Oil Co. 144A 1.62%, 11/24/25	USD	169	156,297
			323,562
Singapore: 0.9%
SingTel Group Treasury Pte Ltd. Reg S 2.38%, 08/28/29	USD	151	136,396
South Africa: 1.7%
Eskom Holdings SOC Ltd. 144A 8.45%, 08/10/28	USD	321	261,284
South Korea: 0.8%
LG Chem Ltd. Reg S 2.38%, 07/07/31	USD	144	121,080

See Notes to Financial Statements

4

		Par (000’s)	Value
Taiwan: 0.5%
TSMC Global Ltd. Reg S 2.25%, 04/23/31	USD	86	$72,929
Thailand: 2.3%
GC Treasury Center Co. Ltd. 144A 4.40%, 03/30/32	USD	70	64,376
GC Treasury Center Co. Ltd. Reg S 2.98%, 03/18/31 †	USD	26	21,664
PTTEP Treasury Center Co. Ltd. Reg S
2.59%, 06/10/27	USD	153	141,692
2.99%, 01/15/30	USD	38	34,348
Thaioil Treasury Center Co. Ltd. Reg S 5.38%, 11/20/48	USD	119	102,789
			364,869
United States: 0.7%
AES Panama Generation Holdings SRL Reg S 4.38%, 05/31/30	USD	128	109,699
Uzbekistan: 0.9%
Uzauto Motors AJ 144A 4.85%, 05/04/26	USD	163	138,550
Total Corporate Bonds (Cost: $6,554,528)			5,182,627

GOVERNMENT OBLIGATIONS: 63.5%
Armenia: 0.1%
Republic of Armenia Treasury Bonds 8.00%, 10/29/31	AMD	11,037	22,368
Azerbaijan: 0.5%
Republic of Azerbaijan International Bond Reg S 3.50%, 09/01/32	USD	94	75,235
Bahamas: 1.7%
Bahamas Government International Bond 144A 9.00%, 06/16/29	USD	335	269,675
Bolivia: 0.1%
Bolivian Government International Bond Reg S 4.50%, 03/20/28	USD	22	17,204
Brazil: 2.2%
Brazilian Government International Bond 4.75%, 01/14/50	USD	499	339,585
Chile: 1.1%
Chile Government International Bond 3.25%, 09/21/71	USD	249	167,226
		Par (000’s)	Value
China: 2.0%
China Government International Bond Reg S 2.25%, 10/21/50	USD	416	$308,726
Colombia: 3.1%
Colombia Government International Bond 3.88%, 02/15/61	USD	842	486,171
Costa Rica: 0.4%
Costa Rica Government International Bond Reg S 6.12%, 02/19/31	USD	61	57,084
Czech Republic: 0.9%
Czech Republic Government Bond 1.20%, 03/13/31 †	CZK	780	24,439
Czech Republic Government Bond Reg S
0.95%, 05/15/30	CZK	1,320	41,460
1.00%, 06/26/26	CZK	2,030	72,112
			138,011
Democratic Republic of the Congo: 2.2%
Congolese International Bond Reg S 6.00%, 06/30/29 (s)	USD	399	342,574
Dominican Republic: 0.9%
Dominican Republic International Bond 144A 5.50%, 02/22/29	USD	18	15,712
Dominican Republic International Bond Reg S
5.95%, 01/25/27 †	USD	64	61,257
6.85%, 01/27/45	USD	83	65,842
			142,811
Ecuador: 2.4%
Ecuador Government International Bond 144A 5.00%, 07/31/30 (s)	USD	128	83,363
Ecuador Government International Bond Reg S 5.00%, 07/31/30 (s)	USD	444	289,164
			372,527
Gabon: 1.6%
Gabon Government International Bond 144A 6.95%, 06/16/25	USD	28	24,620
Gabon Government International Bond Reg S 6.62%, 02/06/31	USD	305	226,398
			251,018
Georgia: 0.5%
Georgia Treasury Bond 8.00%, 02/04/23	GEL	256	86,354
Ghana: 0.5%
Ghana Government International Bond 144A 8.62%, 04/07/34	USD	161	78,355

See Notes to Financial Statements

5

VANECK VIP EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

		Par (000’s)	Value
Honduras: 1.0%
Honduras Government International Bond Reg S 7.50%, 03/15/24	USD	173	$163,887
Hungary: 2.4%
Hungary Government Bond 2.25%, 06/22/34	HUF	89,100	135,322
Hungary Government International Bond 144A 3.12%, 09/21/51	USD	355	235,420
			370,742
Indonesia: 2.7%
Indonesia Treasury Bond
5.50%, 04/15/26	IDR	3,793,000	250,151
7.00%, 09/15/30	IDR	2,601,000	173,283
			423,434
Israel: 0.5%
Israel Government International Bond 4.50%, 01/30/43	USD	81	79,889
Ivory Coast: 0.2%
Ivory Coast Government International Bond Reg S 5.75%, 12/31/32 (s)	USD	44	38,155
Jamaica: 0.7%
Jamaica Government International Bond 6.75%, 04/28/28	USD	109	112,949
Jordan: 0.9%
Jordan Government International Bond 144A
4.95%, 07/07/25 †	USD	51	46,093
7.75%, 01/15/28	USD	103	96,305
			142,398
Kazakhstan: 0.8%
Kazakhstan Government Bond 10.40%, 05/19/27	KZT	66,317	126,741
Kuwait: 0.5%
Kuwait International Government Bond Reg S 3.50%, 03/20/27	USD	86	85,771
Mexico: 4.2%
Mexican Bonos 7.75%, 11/13/42	MXN	7,610	331,091
Mexico Government International Bond 3.75%, 04/19/71	USD	520	326,209
			657,300
Mongolia: 0.1%
Mongolia Government International Bond Reg S 5.12%, 04/07/26	USD	16	14,439
Morocco: 0.4%
Morocco Government International Bond 144A 2.38%, 12/15/27	USD	48	38,779
		Par (000’s)	Value
Morocco (continued)
4.00%, 12/15/50	USD	54	$31,725
			70,504
Oman: 1.7%
Oman Government International Bond 144A 6.25%, 01/25/31	USD	277	268,241
Pakistan: 0.5%
Pakistan Government International Bond 144A 8.25%, 04/15/24	USD	99	77,413
Paraguay: 0.5%
Paraguay Government International Bond Reg S 4.95%, 04/28/31	USD	86	79,699
Peru: 2.8%
Peru Government Bond
5.35%, 08/12/40	PEN	1,102	215,399
6.15%, 08/12/32	PEN	279	64,496
Peruvian Government International Bond 3.23%, 07/28/21	USD	267	164,474
			444,369
Philippines: 2.8%
Philippine Government International Bond
3.90%, 11/26/22	PHP	17,571	310,906
6.25%, 01/14/36	PHP	6,908	122,775
			433,681
Poland: 4.0%
Republic of Poland Government Bond 1.25%, 10/25/30	PLN	4,322	632,667
Qatar: 1.4%
Qatar Government International Bond Reg S 3.25%, 06/02/26	USD	215	212,370
Romania: 2.0%
Romanian Government International Bond 144A 4.00%, 02/14/51	USD	340	222,649
Romanian Government International Bond Reg S 4.00%, 02/14/51	USD	150	98,227
			320,876
Saudi Arabia: 2.0%
Saudi Government International Bond 144A
4.50%, 10/26/46	USD	185	169,186
4.62%, 10/04/47 †	USD	163	151,281
			320,467
South Africa: 0.9%
Republic of South Africa Government International Bond 7.30%, 04/20/52	USD	184	147,605

See Notes to Financial Statements

6

		Par (000’s)	Value
South Korea: 0.4%
Korea International Bond 1.75%, 10/15/31	USD	75	$65,776
Sri Lanka: 1.4%
Sri Lanka Government International Bond Reg S
5.75%, 04/18/23	USD	523	169,723
7.55%, 03/28/30	USD	175	56,675
			226,398
Turkey: 2.0%
Turkey Government International Bond 5.75%, 05/11/47	USD	496	306,694
Ukraine: 0.4%
Ukraine Government International Bond Reg S 7.75%, 09/01/22	USD	102	59,487
United Arab Emirates: 2.6%
Abu Dhabi Government International Bond 144A
2.12%, 09/30/24	USD	180	174,287
3.12%, 09/30/49	USD	78	60,750
Abu Dhabi Government International Bond Reg S 2.70%, 09/02/70	USD	260	174,859
			409,896
Uruguay: 0.7%
Uruguay Government International Bond 8.25%, 05/21/31	UYU	953	20,702
Uruguay Government International Bond Reg S 8.50%, 03/15/28	UYU	3,864	88,840
			109,542
		Par (000’s)	Value
Uzbekistan: 0.4%
Republic of Uzbekistan International Bond 144A 14.00%, 07/19/24	UZS	720,000	$63,973
Zambia: 2.4%
Zambia Government Bond
13.00%, 01/25/31	ZMW	5,973	200,057
13.00%, 09/20/31	ZMW	315	10,421
13.00%, 12/27/31	ZMW	1,120	36,880
14.00%, 05/31/36	ZMW	3,890	126,209
			373,567
Total Government Obligations (Cost: $10,964,509)			9,993,854

	Number of Shares
MONEY MARKET FUND: 0.6% (Cost: $90,062)
Invesco Treasury Portfolio - Institutional Class	90,062	90,062

Total Investments Before Collateral for Securities Loaned: 97.0% (Cost: $17,609,099)		15,266,543

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 2.3% (Cost: $356,377)
Money Market Fund: 2.3%
State Street Navigator Securities Lending Government Money Market Portfolio	356,377	356,377
Total Investments: 99.3% (Cost: $17,965,476)		15,622,920
Other assets less liabilities: 0.7%		109,071
NET ASSETS: 100.0%		$15,731,991

Definitions:

AMD	Armenian Dram
CZK	Czech Koruna
GEL	Georgian Lari
HUF	Hungarian Forint
IDR	Indonesian Rupiah
KZT	Kazakhstan Tenge
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
USD	United States Dollar
UYU	Uruguayan Peso
UZS	Uzbekistani Som
ZMW	Zambian Kwacha

Footnotes:

(d)	Security in default
(s)	The rate shown reflects the rate in effect at the end of the reporting period. Coupon adjusts periodically based upon a predetermined schedule

See Notes to Financial Statements

7

VANECK VIP EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $407,383.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $3,449,657, or 21.9% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Basic Materials	4.0%	$615,523
Consumer Cyclicals	0.9	138,550
Energy	14.9	2,272,499
Financials	4.1	629,803
Government Activity	67.1	10,241,746
Industrials	0.5	77,920
Real Estate	0.7	103,050
Technology	1.9	286,724
Utilities	5.3	810,666
Money Market Fund	0.6	90,062
	100.0%	$15,266,543

The summary of inputs used to value the Fund’s investments as of June 30, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds *	$—	$5,182,627	$—	$5,182,627
Government Obligations *	—	9,993,854	—	9,993,854
Money Market Funds	446,439	—	—	446,439
Total Investments	$446,439	$15,176,481	$—	$15,622,920

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

8

VANECK VIP EMERGING MARKETS BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2022 (unaudited)

Assets:
Investments, at value (Cost $17,609,099) (1)	$15,266,543
Short-term investment held as collateral for securities loaned (2)	356,377
Cash	14,025
Cash denominated in foreign currency, at value (Cost $85,948)	84,256
Receivables:
Investment securities sold	257,620
Shares of beneficial interest sold	105
Dividends and interest	347,735
Prepaid expenses	59
Total assets	16,326,720
Liabilities:
Payables:
Investment securities purchased	146,366
Shares of beneficial interest redeemed	8,585
Collateral for securities loaned	356,377
Due to Adviser	3,718
Deferred Trustee fees	10,607
Accrued expenses	69,076
Total liabilities	594,729
NET ASSETS	$15,731,991
Net Assets consist of:
Aggregate paid in capital	$21,061,394
Total distributable earnings (loss)	(5,329,403)
NET ASSETS	$15,731,991
Shares of beneficial interest outstanding	2,277,255
Net asset value, redemption and offering price per share	$6.91
(1) Value of securities on loan	$407,383
(2) Cost of short-term investment held as collateral for securities loaned	$356,377

See Notes to Financial Statements

9

VANECK VIP EMERGING MARKETS BOND FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2022 (unaudited)

Income:
Dividends	$767
Interest (net of foreign taxes withheld $9,063)	726,255
Securities lending income	892
Total income	727,914
Expenses:
Management fees	86,182
Transfer agent fees	9,746
Custodian fees	12,442
Professional fees	41,642
Reports to shareholders	5,420
Insurance	3,028
Trustees’ fees and expenses	2,622
Other	1,239
Total expenses	162,321
Waiver of management fees	(67,521)
Net expenses	94,800
Net investment income	633,114
Net realized gain (loss) on:
Investments	(1,343,915)
Forward foreign currency contracts	20,861
Foreign currency transactions and foreign denominated assets and liabilities	(18,304)
Net realized loss	(1,341,358)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,881,919)
Foreign currency transactions and foreign denominated assets and liabilities	(670)
Net change in unrealized appreciation (depreciation)	(1,882,589)
Net Decrease in Net Assets Resulting from Operations	$(2,590,833)

See Notes to Financial Statements

10

VANECK VIP EMERGING MARKETS BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Period Ended June 30, 2022	Year Ended December 31, 2021
	(unaudited)
Operations:
Net investment income	$633,114	$975,214
Net realized loss	(1,341,358)	(498,252)
Net change in unrealized appreciation (depreciation)	(1,882,589)	(1,293,061)
Net decrease in net assets resulting from operations	(2,590,833)	(816,099)
Distributions to shareholders from:
Distributable earnings	—	(1,001,593)

Share transactions*:
Proceeds from sale of shares	1,369,726	2,663,225
Reinvestment of dividends and distributions	—	1,001,593
Cost of shares redeemed	(1,517,614)	(4,541,882)
Decrease in net assets resulting from share transactions	(147,888)	(877,064)
Total decrease in net assets	(2,738,721)	(2,694,756)
Net Assets, beginning of period	18,470,712	21,165,468
Net Assets, end of period	$15,731,991	$18,470,712
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	178,448	307,797
Shares reinvested	—	120,384
Shares redeemed	(200,465)	(526,562)
Net decrease	(22,017)	(98,381)

See Notes to Financial Statements

11

VANECK VIP EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Period		Year Ended December 31,
	Ended
	June 30,
	2022		2021	2020	2019	2018	2017
	(unaudited)
Net asset value, beginning of period	$8.03		$8.83	$8.71	$7.76	$8.90	$8.12
Net investment income (a)	0.28		0.43	0.59	0.61	0.47	0.60
Net realized and unrealized gain (loss) on investments	(1.40)		(0.78)	0.15	0.37	(0.97)	0.37
Total from investment operations	(1.12)		(0.35)	0.74	0.98	(0.50)	0.97
Distributions from:
Net investment income	—		(0.45)	(0.62)	(0.03)	(0.64)	(0.19)
Net asset value, end of period	$6.91		$8.03	$8.83	$8.71	$7.76	$8.90
Total return (b)	(13.95	)%(c)	(4.17)%	8.92%	12.61%	(6.14)%	12.24%
Ratios to average net assets
Gross expenses	1.88	%(d)	1.89%	1.91%	1.92%	1.67%	1.57%
Net expenses	1.10	%(d)	1.14%	1.10%	1.10%	1.10%	1.10%
Net expenses excluding interest	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income	7.35	%(d)	4.97%	7.12%	7.33%	5.80%	7.04%

Supplemental data
Net assets, end of period (in millions)	$16		$18	$21	$21	$22	$27
Portfolio turnover rate	108	%(c)	212%	248%	276%	286%	586%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles and do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these fees and expenses were included the returns would be lower. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Not Annualized
(d)	Annualized

See Notes to Financial Statements

12

VANECK VIP EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2022 (unaudited)

Note 1—Fund Organization—VanEck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Emerging Markets Bond Fund (the “Fund”) is a non-diversified series of the Trust and seeks high total return (income plus capital appreciation) by investing globally, primarily in a variety of debt securities. The Fund currently offers a single class of shares: Initial Class Shares.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and follows accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.

Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service approved by the Fund’s Board of Trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and/or (ii) quotations from bond dealers to determine current value and are categorized as Level 2 in the fair value hierarchy (described below). Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and are categorized as Level 2 in the fair value hierarchy. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (the “Adviser”) provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value

13

VANECK VIP EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments and forward foreign currency contracts, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Use of Derivative Instruments—The Fund may invest in derivative instruments, including, but not limited to, options, futures, swaps and forward foreign currency contracts. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. The Fund held no derivatives at June 30, 2022.
14

Forward Foreign Currency Contracts—The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on forward foreign currency contracts in the Statement of Operations. During the period ended June 30, 2022, the Fund held forward foreign currency contracts for two months. The average amounts purchased and sold (in U.S. dollars) were $312,545 and $311,422, respectively. At June 30, 2022, the Fund held no derivatives.

The impact of transactions in derivative instruments during the period ended June 30, 2022, was as follows:

Foreign Currency Risk
Realized gain (loss):
Forward foreign currency contracts [1]	$20,861

[1] Statement of Operations location: Net realized gain (loss) on forward foreign currency contracts

F.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund may receive cash and/or securities as collateral for securities lending. For financial reporting purposes, the Fund presents securities lending assets and liabilities on a gross basis in the Statement of Assets and Liabilities. Cash collateral held in the form of money market investments, if any, at June 30, 2022, is presented in the Schedule of Investments and in the Statement of Assets and Liabilities. Non-cash collateral is disclosed in Note 8 (Securities Lending).

G.	Other—Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Interest income, including amortization of premiums and discounts, is accrued as earned. Dividend income is recorded on the ex-dividend date.

The Fund earns interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income on the Statement of Operations.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the first $500 million of average daily net assets, 0.90% of the next $250 million of average daily net assets and 0.70% of the average daily net assets in excess of $750 million. The Adviser has agreed, until at least May 1, 2023, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.10% of the Fund’s average daily net assets. Refer to the Statement of Operations for the amounts waived/ assumed by the Adviser for the period ended June 30, 2022.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and

Distributor.

At June 30, 2022, the aggregate shareholder accounts of five insurance companies owned approximately 48%, 19%, 12%, 12% and 6% of the Fund’s outstanding shares of beneficial interest.

15

VANECK VIP EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

Note 4—Investments—For the period ended June 30, 2022, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated to $18,634,217 and $17,342,440, respectively.

Note 5—Income Taxes—As of June 30, 2022, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments were as follows:

Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$17,983,263	$95,165	$(2,455,508)	$(2,360,343)

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

At December 31, 2021, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
$(2,904,118)	$(53,286)	$(2,957,404)

Realized gains or losses attributable to fluctuations in foreign exchange rates on investments and other foreign currency denominated assets and liabilities result in permanent book to tax differences which may affect the tax character of distributions and undistributed net investment income at the end of the Fund’s fiscal year. For the period December 31, 2021 to June 30, 2022, the Fund’s net realized losses from foreign currency translations were $184,166.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes, if any, on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2022, the Fund did not incur any interest or penalties.

Note 6—Principal Risks—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse economic developments and political conflicts, or natural or other disasters, such as the coronavirus outbreak. Additionally, the Fund may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Certain securities of Chinese issuers are, or may in the future become restricted, and the Fund may be forced to sell such restricted securities and incur a loss as a result.

Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress as a result of conditions associated with the COVID-19 pandemic. To the extent these

16

conditions continue, the risks associated with an investment in the Fund could be heightened and the Fund’s investments (and thus a shareholder’s investment in the Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 7—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust, or other registered investment companies managed by the Adviser, which include VanEck Funds and VanEck ETF Trust, as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 8—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with the securities lending agent. The Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Fund will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statement of Operations. Cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Fund’s Schedule of Investments or Statement of Assets and Liabilities as it is held by the agent on behalf of the Fund. The Fund does not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at June 30, 2022 is presented on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities. The following is a summary of the Fund’s securities on loan and related collateral as of June 30, 2022:

Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
$407,383	$356,377	$60,505	$416,882

The following table presents money market fund investments held as collateral by type of security on loan as of June 30, 2022:

Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statement of Assets and Liabilities
Corporate Bonds	$281,143
Government Obligations	75,234

* Remaining contractual maturity: overnight and continuous

17

VANECK VIP EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

Note 9—Bank Line of Credit—The Trust participates with the VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2022, the Fund had no borrowings under the Facility.

Note 10—Subsequent Event Review—The Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

18

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2022 (unaudited)

VANECK VIP EMERGING MARKETS BOND FUND
(the “Fund”)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may continue in effect from year to year only if its continuance is approved, at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), at a meeting called for the purpose of considering such approval. On June 23, 2022, the Board of Trustees (the “Board”) of VanEck VIP Trust (the “Trust”), including a majority of the Independent Trustees, approved the continuation of the existing advisory agreement (the “Advisory Agreement”) between the Fund and its investment adviser, Van Eck Associates Corporation (together with its affiliated companies, the “Adviser”). Information regarding the material factors considered and related conclusions reached by the Board in approving the continuation of the Fund’s Advisory Agreement is set forth below.

In considering the continuation of the Advisory Agreement, the Board reviewed and considered information that had been provided by the Adviser throughout the year at meetings of the Board and its committees, including information requested by the Independent Trustees and furnished by the Adviser for meetings of the Board held on June 3, 2022 and June 23, 2022, specifically for the purpose of considering the continuation of the Advisory Agreement. The Independent Trustees were advised by independent legal counsel throughout the year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside the presence of management. The written and oral reports provided to the Board pertaining to the continuation of the Advisory Agreement included, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plans with respect to its mutual fund operations and other lines of business;

■	The consolidated financial statements of the Adviser for the past two fiscal years;

■	A copy of the Advisory Agreement and descriptions of the services provided by the Adviser thereunder;

■	Information regarding the qualifications, education and experience of the investment professionals responsible for portfolio management, investment research and trading activities for the Fund, the structure of their compensation and the resources available to support these activities;

■	A report prepared by Broadridge Financial Solutions (“Broadridge”), an independent consultant, comparing the Fund’s investment performance net of expenses for a representative class of shares (including, where relevant, total returns, standard deviations, Sharpe ratios, information ratios, beta and alpha) for the one-, three-, five- and ten-year periods (as applicable) ended December 31, 2021 with the investment performance of (i) a universe of mutual funds selected by Broadridge with similar investment characteristics (the “Morningstar Category”), (ii) a sub-group of funds selected from the Morningstar Category by Broadridge further limited to approximate more closely the Fund’s investment style, share class characteristics, and asset levels (the “Peer Group”) and (iii) an appropriate benchmark index;

■	A report prepared by Broadridge comparing the advisory fees and other expenses of a representative class of shares of the Fund during its fiscal year ended December 31, 2021 with (i) the Morningstar Category and (ii) Peer Group;

■	An analysis of the profitability of the Adviser with respect to its services for the Fund and the VanEck complex of mutual funds as a whole (the “VanEck Complex”);

■	Information regarding other investment products and services offered by the Adviser involving investment objectives and strategies similar to the Fund (“Comparable Products”), including the fees charged by the Adviser for managing the Comparable Products, a description of material differences and similarities in the services provided by the Adviser for the Fund and the Comparable Products, the sizes of the Comparable Products and the identity of the individuals responsible for managing the Comparable Products;

19

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2022 (unaudited) (continued)

■	Information concerning the Adviser’s compliance program and resources;

■	Information regarding the procedures used by the Adviser in monitoring the valuation of portfolio securities;

■	Information regarding how the Adviser safeguards the confidentiality and integrity of its data and files, cybersecurity, overall business continuity and other operational matters;

■	Information regarding the Adviser’s policies and practices with respect to personal investing by the Adviser and its employees;

■	Information regarding the Adviser’s investment process for the Fund;

■	Information regarding the Adviser’s role as the administrator of the Trust’s liquidity risk management program;

■	Information about shareholder servicing arrangements for the Fund with various intermediaries, as well as revenue sharing arrangements involving the Adviser and not paid by the Fund;

■	Descriptions of other administrative and other non-investment management services provided by the Adviser for the Fund, including the Adviser’s activities in managing relationships with the Fund’s custodian, transfer agent and other service providers; and

■	Other information provided by the Adviser in its response to a comprehensive questionnaire from the Independent Trustees.

Nature, Extent, Quality of Services. In determining whether to approve the continuation of the Advisory Agreement, the Board considered, among other things, the following: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment management services provided by the Adviser; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-transfer agents and independent auditor, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the Advisory Agreement and the services performed thereunder; (4) the willingness of the Adviser to limit the overall expenses of the Fund from time to time, if necessary or appropriate, by means of waiving all or a portion of its fees and/or paying expenses of the Fund; (5) the quality of the services, procedures and processes used to determine the value of the Fund’s assets and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development and implementation of a comprehensive compliance program; (7) the responsiveness of the Adviser to inquiries from, and examinations by, regulatory authorities, including the Securities and Exchange Commission; (8) the resources committed by the Adviser to information technology and cybersecurity; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Fund. The Board concluded that the nature, extent and quality of the services provided by the Adviser supported the renewal of the Advisory Agreement.

Investment Performance and Fund Expenses. The performance data and the advisory fee and expense ratio data from Broadridge that is described below for the Fund is based on data for a representative class of shares of the Fund. The performance data is net of expenses for periods on an annualized basis ended December 31, 2021, and the advisory fee and expense ratio data is as of the Fund’s fiscal year end of December 31, 2021. The Board found the data provided by Broadridge generally useful, but it recognized the limitations of such data, including, in particular, that notable differences may exist between the Fund and the other funds in the Fund’s Peer Group and Morningstar Category (for example, with respect to investment objective(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the Peer Group and Morningstar Category. The Board also considered the Fund’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s

20

assessment of the same. The Board also considered benefits, other than the receipt of fees under the Advisory Agreement, that may be derived by the Adviser from serving as investment adviser to the Fund and the Trust.

In considering the Fund’s performance, the Board then noted, based on a review of comparative annualized total returns, that the Initial Class shares of the Fund had outperformed its Morningstar Category and Peer Group medians for the five-year period and underperformed its Morningstar Category and Peer Group medians for the one- and three-year periods. The Board also noted that the Initial Class shares of the Fund had outperformed its benchmark index for the one-, three-, and five-year periods. The Board concluded that the performance and the Adviser’s outlook for the Fund supported the renewal of the Advisory Agreement.

In considering the Fund’s advisory fee, the Board noted that the advisory fee rate and the total expense ratio, net of waivers or reimbursements, for the Fund were higher than the median advisory fee rates and the median total expense ratios for its Category and Peer Group. The Board also noted that the Adviser makes use of a complex and unique proprietary strategy for managing the Fund’s portfolio and that the Adviser has agreed to waive all or a portion of its advisory fees and/or pay expenses of the Fund through April 30, 2023 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount (subject to certain exclusions). The Board also considered the advisory fee charged to the Fund as compared to the fees charged to the Comparable Products, noting the differences in the services provided to the Fund as compared to those other products.

On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee rate charged to the Fund is reasonable.

Profitability and Economies of Scale. The Board considered the profits, if any, realized by the Adviser from managing the Fund and other mutual funds in the VanEck Complex and the methodology used to determine such profits. The Board noted that the levels of profitability reported on a fund-by-fund basis varied widely depending on such factors as the size, type of fund and operating history. Based on its review of the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the profits realized by the Adviser supported the renewal of the Advisory Agreement. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale, if any, as the Fund grows and whether the Fund’s fee schedule reflects any economies of scale for the benefit of shareholders, and concluded that the fee schedule was appropriate. The Board also considered that the Fund benefits from economies of scale through lower fees charged by third party service providers based on the combined size of the VanEck Complex.

Conclusion. In determining the material factors to be considered in evaluating the Advisory Agreement for the Fund and the weight to be given to such factors, the members of the Board relied upon their own business judgment, with the advice of independent legal counsel. The Board did not consider any single factor as controlling in determining whether to approve the continuation of the Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board unanimously approved the continuation of the Advisory Agreement for the Fund for an additional one-year period.

21

VANECK VIP TRUST

FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM

(unaudited)

In accordance with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a Liquidity Risk Management Program, (the “Program”) and the Fund’s Board has designated the Fund’s Adviser as the administrator of the Program. The Fund’s Adviser administers the Program through its Liquidity Committee. The purpose of the Program is to outline the techniques, tools and arrangements employed for the management of liquidity risk within the Fund, and the terms, contents and frequency of reporting and escalation of any issues to the Board. The Liquidity Rule defines liquidity risk as the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund. Liquidity is managed taking account of the investment strategy, liquidity profile, and redemption policy and history of the Fund, with the objective of maintaining a level of liquidity that is appropriate in light of the Fund’s obligations to its shareholders. The Program assesses liquidity risk under both normal and stressed market conditions.

The Board reviewed a report (the “Report”) prepared by the Fund’s Adviser regarding the operation and effectiveness of the Program for the period January 1, 2021 to December 31, 2021 (the “Review Period”). The Report noted that during the Review Period, the Fund maintained a high level of liquidity and primarily held assets that are defined under the Liquidity Rule as “Highly Liquid Investments.” The Report noted the effectiveness of the Fund’s liquidity risk management during such time. As a result, the Fund has not adopted a “Highly Liquid Investment Minimum,” as defined under the Liquidity Rule. A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

During the Review Period, there were no liquidity events that materially affected the performance of the Fund or its ability to timely meet redemptions without dilution to existing shareholders, and the Fund’s Adviser provided its assessment that the program had been effective in managing the Fund’s liquidity risk. Further information on liquidity risks applicable to the Fund can be found in the Fund’s prospectus.

22

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation 666 Third Avenue, New York, NY 10017 vaneck.com
Account Assistance:	800.544.4653	VIPEMBSAR

SEMI-ANNUAL REPORT June 30, 2022 (unaudited)

VanEck VIP Trust

VanEck VIP Emerging Markets Fund

800.826.2333	vaneck.com

Certain information contained in this President’s Letter represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of June 30, 2022.

VANECK VIP EMERGING MARKETS FUND

PRESIDENT’S LETTER

June 30, 2022 (unaudited)

Dear Fellow Shareholders:

When will market volatility be over? The short answer: not yet. Financial tightening by central banks is never good for financial assets. And while the first half of 2022 has already been painful, we are only now, in mid-summer, experiencing the onset of “quantitative tightening,” when the central banks stop buying bonds. This, to me, is the final act in this process and it may take a few months to work itself out. I am hoping that there are no implosions by major, indebted countries, or major dislocations in fixed income or banking markets.

The second signal that will imply less pressure on financial markets—stocks and bonds—is weaker labor markets, because only that, I believe, will slow wage pressure and therefore inflation. While there will likely be many minor signals and headlines, we may not have confirmation of cooling wage pressure until year-end or later.

For over a year, I’ve been saying that we would be in a better position to gauge inflation persistence in the second half of 2022, because only now would we know whether inflationary psychology had affected wages. Well, here we are. Despite a cooling U.S. economy, the labor market is still hot. There is a strong relationship between wages and inflation, which historically becomes more pronounced during periods of high inflation. Based on the fact that the record-setting spending stimulus has led to wage inflation, our view now is that inflation will be higher for longer.

Rising Correlation: Upward Pressure on Wages Leads to Upward Pressure on Inflation

While we expect to be in an elevated inflation regime for an extended period of time, there should be some temporary relief on the horizon from the negative wealth effect from declining asset values, a recent pullback in commodity prices and improving supply chains. But asset values can still fall further from here, commodity prices are still high by historical standards, and supply chain pressures are still at last summer’s levels.

Consumers are being squeezed from high inflation and more restrictive, yet still accommodative, monetary policy. We estimate the evisceration of over $40 trillion from the global stock, bond and crypto markets as a result of the current macro-economic conditions. That equates to nearly half of the world’s GDP!

Multi-Year Investment Themes: Resources Transition and Blockchain Disruption

So, we continue to focus on two multi-year investment themes.

Commodities have broken out of their prolonged bear market to reach record highs, driven by forces—primarily, the supply-demand imbalance—that have been in place even before Russia’s invasion of Ukraine. The Russia-Ukraine crisis has, however, accelerated efforts to reduce dependency on Russian energy supply in Europe, and part of that plan includes a shift towards renewable energy.

Commodity prices have more than doubled from their COVID-19 lows. Yet, the supply response across all industries has been limited due to the emphasis on capital discipline and environmental, social and governance constraints. If we are in the early stages of an economic slowdown, then it is very unlikely that we will see an increase in capital expenditures leading to additional supply. This should lead to a swift rebound in prices when economic growth resumes.

We still like commodity equities, particularly companies involved in green metals used in electric vehicle and clean energy components and, perhaps with a longer-term horizon, agribusiness companies looking to innovate for more efficient, climate-friendly and sustainable food production. Fears of global recession have hurt these investments, but I believe the longer-term trends will prevail.

The fallout from the Terra ecosystem’s collapse in May on the broader digital assets market cannot be understated. It caused major damage, and bankruptcies and liquidations of borrowing/lending firms are likely ahead, not to mention litigation from retail investors. Volatility is a given with crypto, with Bitcoin and Ethereum under the most pressure from their status as the “reserve” holdings for many in the crypto world. However, while I used to think Bitcoin’s drawdown risk was 90% back in 2017, I expected the drawdowns to

1

VANECK VIP EMERGING MARKETS FUND

PRESIDENT’S LETTER

(unaudited) (continued)

be more muted in current times. This is because the underlying blockchain technology is being used to gain efficiency and reduce risk in the financial system, and I believe adoption will keep expanding.

Growth is Less Rich Relative to Value

For much of 2021, many growth stocks were very richly valued. At the end of 2021, the price-to-earnings (“P/E”) ratio of the Russell 1000 Growth Index was hovering around 40. By comparison, during that same period, the P/E ratio of the Russell 1000 Value Index was below 20. That equated to a valuation spread of roughly 20.

We hadn’t seen such a big dislocation between growth and value stocks since the tech bubble in the early 2000s. That is why, at the start of 2022, we said to wait to buy growth. We could be getting closer, but investors should be cautious. The current spread between the P/E ratios of growth and value stocks is over 11 and the long-term average is 8. If inflation remains persistently high, as we expect, then this spread may go even lower.

We thank you for investing in VanEck’s investment strategies. On the following pages, you will find financial statements for the six month period ended June 30, 2022. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck VIP Trust

July 12, 2022

PS The investing outlook can change suddenly, as it certainly did in 2021. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

2

VANECK VIP EMERGING MARKETS FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2022 to June 30, 2022.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Annualized Expense Ratio During Period	Expenses Paid During the Period January 1, 2022 - June 30, 2022(a)
Initial Class
Actual	$1,000.00	$723.60	1.22%	$5.21
Hypothetical (b)	$1,000.00	$1,018.74	1.22%	$6.11
Class S
Actual	$1,000.00	$721.90	1.55%	$6.62
Hypothetical (b)	$1,000.00	$1,017.11	1.55%	$7.75
(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2022), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Assumes annual return of 5% before expenses
3

VANECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

June 30, 2022 (unaudited)

	Number of Shares	Value
COMMON STOCKS: 94.2%
Argentina: 2.1%
MercadoLibre, Inc. (USD) *	3,370	$2,146,252
Brazil: 7.5%
Clear Sale SA *	281,400	205,399
Fleury SA	248,400	773,662
Infracommerce CXAAS SA *	226,400	193,806
JSL SA	962,700	941,831
Locaweb Servicos de Internet SA 144A *	387,200	415,799
Movida Participacoes SA	561,000	1,398,895
Rede D’Or Sao Luiz SA 144A	146,700	812,345
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	1,125,600	2,518,563
Vasta Platform Ltd. (USD) * †	62,012	295,797
Westwing Comercio Varejista Ltda *	236,000	93,346
		7,649,443
China: 33.8%
A-Living Smart City Services Co. Ltd. (HKD) 144A #	1,102,250	1,774,428
China Animal Healthcare Ltd. (HKD) # *∞	3,588,969	0
China Conch Environment Protection Holdings Ltd. (HKD) *	128,000	89,066
China Conch Venture Holdings Ltd. (HKD) #	128,000	279,190
China Education Group Holdings Ltd. (HKD) # †	2,795,000	2,766,625
China Feihe Ltd. (HKD) 144A #	330,000	379,975
Fu Shou Yuan International Group Ltd. (HKD) #	1,469,000	1,058,102
Ganfeng Lithium Co. Ltd. #	56,000	1,248,658
GDS Holdings Ltd. (HKD) # *	243,000	1,021,861
GoerTek, Inc. #	160,973	808,559
JD.com, Inc. (HKD) #	2,819	90,837
Meituan (HKD) 144A # *	17,200	429,214
NetEase, Inc. (HKD) #	75,500	1,422,382
Pharmaron Beijing Co. Ltd. (HKD) 144A #	222,750	2,237,391
Ping An Bank Co. Ltd. # *	793,970	1,781,803
Prosus NV (EUR) #	71,028	4,599,318
Shandong Head Group Co. Ltd. # *	96,000	522,935
Shanghai Baosight Software Co. Ltd. # *	285,347	2,334,613
Shenzhen Inovance Technology Co. Ltd. #	99,000	976,686
Shenzhou International Group Holdings Ltd. (HKD) #	29,000	353,963
Sungrow Power Supply Co. Ltd. #	92,000	1,354,579
Tencent Holdings Ltd. (HKD) #	16,200	733,295
	Number of Shares	Value
China (continued)
Topsports International Holdings Ltd. (HKD) 144A #	1,116,000	$1,016,358
Wuxi Biologics Cayman, Inc. (HKD) 144A # *	209,500	1,941,105
Wuxi Shangji Automation Co. Ltd. #	74,620	1,743,911
Yifeng Pharmacy Chain Co. Ltd. #	127,607	1,008,842
Yum China Holdings, Inc. (HKD) #	13,230	649,080
Zai Lab Ltd. (HKD) # * †	197,500	682,861
Zhejiang Huayou Cobalt Co. Ltd. #	81,900	1,174,092
		34,479,729
Egypt: 1.9%
Cleopatra Hospital # *	3,136,135	783,258
Commercial International Bank Egypt SAE #	482,916	956,455
Fawry for Banking & Payment Technology Services SAE *	981,007	185,244
		1,924,957
Georgia: 1.9%
Bank of Georgia Group Plc (GBP)	90,700	1,441,943
Georgia Capital Plc (GBP) # *	60,700	448,153
		1,890,096
Germany: 1.3%
Delivery Hero SE 144A # *	35,000	1,320,404
Hungary: 0.7%
OTP Bank Nyrt #	31,500	706,726
India: 15.0%
Cholamandalam Investment and Finance Co. Ltd. #	154,400	1,218,518
Delhivery Ltd. *	93,746	600,658
Delhivery Ltd. * ø	51,345	328,983
HDFC Bank Ltd. #	125,200	2,138,201
HDFC Bank Ltd. (ADR)	45,400	2,495,184
Oberoi Realty Ltd. # *	93,000	863,647
Phoenix Mills Ltd. #	93,800	1,397,642
Reliance Industries Ltd. # *	190,133	6,261,985
		15,304,818
Indonesia: 1.9%
Bank BTPN Syariah Tbk PT #	10,450,000	1,980,212
Kazakhstan: 1.4%
Kaspi.kz JSC (USD) (GDR) #	30,540	1,389,570
Kuwait: 0.5%
Humansoft Holding Co.KSC #	46,455	469,011
Mexico: 2.2%
Qualitas Controladora SAB de CV	123,783	571,595
Regional SAB de CV	347,199	1,648,675
		2,220,270

See Notes to Financial Statements

4

	Number of Shares	Value
Philippines: 3.5%
Bloomberry Resorts Corp. # *	6,280,000	$663,781
International Container Terminal Services, Inc. #	880,200	2,947,101
		3,610,882
Poland: 0.6%
InPost SA (EUR) # * †	110,500	640,243
Russia: 0.0%
Detsky Mir PJSC 144A #∞	784,200	0
Fix Price Group Ltd. (USD) (GDR) #∞	269,400	0
Sberbank of Russia PJSC # *∞ ø	340,256	0
Yandex NV (USD) # *∞	27,437	0
		0
South Africa: 1.1%
Transaction Capital Ltd.	492,924	1,112,270
South Korea: 4.8%
Doosan Fuel Cell Co. Ltd. # *	25,500	591,412
LG Chem Ltd. #	6,635	2,635,965
NAVER Corp. #	9,165	1,709,516
		4,936,893
Taiwan: 9.9%
Chroma ATE, Inc. # *	165,000	849,719
MediaTek, Inc. #	89,000	1,953,655
Poya International Co. Ltd. #	91,250	971,316
Taiwan Semiconductor Manufacturing Co. Ltd. #	361,000	5,785,510
Wiwynn Corp. #	25,000	585,809
		10,146,009
Tanzania: 1.3%
Helios Towers Plc (GBP) # * †	916,071	1,353,746
Turkey: 2.5%
Agesa Hayat ve Emeklilik AS #	232,296	288,691
MLP Saglik Hizmetleri AS 144A # *	684,140	1,343,036
Sok Marketler Ticaret AS #	784,968	540,292
Tofas Turk Otomobil Fabrikasi AS #	104,000	376,433
		2,548,452
	Number of Shares	Value
United Kingdom: 0.3%
Hirco Plc # *∞	1,235,312	$1
ReNew Energy Global Plc (USD) * †	43,000	278,210
		278,211
Total Common Stocks (Cost: $118,750,237)		96,108,194

PREFERRED SECURITIES: 3.3%
Brazil: 0.7%
Raizen SA *	846,000	741,985
South Korea: 2.6%
Samsung Electronics Co. Ltd. #	66,400	2,668,974
Total Preferred Securities (Cost: $5,148,835)		3,410,959

MONEY MARKET FUND: 2.1% (Cost: $2,091,877)
Invesco Treasury Portfolio - Institutional Class	2,091,877	2,091,877

Total Investments Before Collateral for Securities Loaned: 99.6% (Cost: $125,990,949)		101,611,030

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.2% (Cost: $213,199)
Money Market Fund: 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio	213,199	213,199

Total Investments: 99.8% (Cost: $126,204,148)		101,824,229
Other assets less liabilities: 0.2%		205,064
NET ASSETS: 100.0%		$102,029,293

Definitions:

ADR	American Depositary Receipt
EUR	Euro
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $4,699,054.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $80,229,645 which represents 78.6% of net assets.
∞	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.

See Notes to Financial Statements

5

VANECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

ø	Restricted Security – the aggregate value of restricted securities is $328,983, or 0.3% of net assets
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $11,670,055, or 11.4% of net assets.

Restricted securities held by the Fund as of June 30, 2022 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
Delhivery Ltd.	05/20/2022	51,345	$322,453	$328,983	0.3%
Sberbank of Russia PJSC	01/13/2017	340,256	926,170	0	0.0%
			$1,248,623	$328,983	0.3%

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Communication Services	5.1%	$5,218,939
Consumer Discretionary	17.0	17,299,836
Consumer Staples	1.9	1,929,109
Energy	6.9	7,003,970
Financials	16.4	16,788,427
Health Care	8.5	8,573,659
Industrials	14.2	14,411,119
Information Technology	18.1	18,398,517
Materials	5.5	5,581,650
Real Estate	4.0	4,035,717
Utilities	0.3	278,210
Money Market Fund	2.1	2,091,877
	100.0%	$101,611,030

The summary of inputs used to value the Fund’s investments as of June 30, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Argentina	$2,146,252	$—	$—	$2,146,252
Brazil	7,649,443	—	—	7,649,443
China	89,066	34,390,663	0	34,479,729
Egypt	185,244	1,739,713	—	1,924,957
Georgia	1,441,943	448,153	—	1,890,096
Germany	—	1,320,404	—	1,320,404
Hungary	—	706,726	—	706,726
India	3,424,825	11,879,993	—	15,304,818
Indonesia	—	1,980,212	—	1,980,212
Kazakhstan	—	1,389,570	—	1,389,570
Kuwait	—	469,011	—	469,011
Mexico	2,220,270	—	—	2,220,270
Philippines	—	3,610,882	—	3,610,882
Poland	—	640,243	—	640,243
Russia	—	—	0	0
South Africa	1,112,270	—	—	1,112,270
South Korea	—	4,936,893	—	4,936,893
Taiwan	—	10,146,009	—	10,146,009
Tanzania	—	1,353,746	—	1,353,746
Turkey	—	2,548,452	—	2,548,452
United Kingdom	278,210	—	1	278,211
Preferred Securities
Brazil	741,985	—	—	741,985
South Korea	—	2,668,974	—	2,668,974
Money Market Funds	2,305,076	—	—	2,305,076
Total Investments	$21,594,584	$80,229,644	$1	$101,824,229

See Notes to Financial Statements

6

VANECK VIP EMERGING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2022 (unaudited)

Assets:
Investments, at value (Cost $125,990,949) (1)	$101,611,030
Short-term investment held as collateral for securities loaned (2)	213,199
Cash denominated in foreign currency, at value (Cost $45,147)	34,835
Receivables:
Investment securities sold	1,020,376
Shares of beneficial interest sold	370,420
Dividends and interest	484,653
Prepaid expenses	361
Total assets	103,734,874
Liabilities:
Payables:
Investment securities purchased	645,043
Shares of beneficial interest redeemed	57,469
Collateral for securities loaned	213,199
Due to Adviser	85,048
Due to Distributor	183
Deferred Trustee fees	84,036
Accrued expenses	620,603
Total liabilities	1,705,581
NET ASSETS	$102,029,293
Net Assets consist of:
Aggregate paid in capital	$106,474,207
Total distributable earnings (loss)	(4,444,914)
NET ASSETS	$102,029,293
(1) Value of securities on loan	$4,699,054
(2) Cost of short-term investment held as collateral for securities loaned	$213,199
Initial Class:
Net Assets	$101,156,215
Shares of beneficial interest outstanding	9,711,275
Net asset value, redemption and offering price per share	$10.42
Class S:
Net Assets	$873,078
Shares of beneficial interest outstanding	85,634
Net asset value, redemption and offering price per share	$10.20

See Notes to Financial Statements

7

VANECK VIP EMERGING MARKETS FUND

STATEMENT OF OPERATIONS

For the Period Ended June 30, 2022 (unaudited)

Income:
Dividends (net of foreign taxes withheld $184,271)	$1,658,077
Securities lending income	9,965
Total income	1,668,042
Expenses:
Management fees	625,852
Distribution fees – Class S	1,750
Transfer agent fees – Initial Class	13,500
Transfer agent fees – Class S	6,602
Custodian fees	37,192
Professional fees	47,750
Reports to shareholders	7,296
Insurance	9,482
Trustees’ fees and expenses	15,833
Interest	2,274
Other	1,471
Total expenses	769,002
Waiver of management fees	(5,841)
Net expenses	763,161
Net investment income	904,881
Net realized loss on:
Investments (a)	(1,429,824)
Foreign currency transactions and foreign denominated assets and liabilities	(26,124)
Net realized loss	(1,455,948)
Net change in unrealized appreciation (depreciation) on:
Investments (b)	(42,255,443)
Foreign currency transactions and foreign denominated assets and liabilities	(12,139)
Net change in unrealized appreciation (depreciation)	(42,267,582)
Net Decrease in Net Assets Resulting from Operations	$(42,818,649)

(a)	Net of foreign taxes of $28,110
(b)	Net of foreign taxes of $160,044

See Notes to Financial Statements

8

VANECK VIP EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2022	Year Ended December 31, 2021
	(unaudited)
Operations:
Net investment income	$904,881	$171,645
Net realized gain (loss)	(1,455,948)	21,106,607
Net change in unrealized appreciation (depreciation)	(42,267,582)	(41,612,452)
Net decrease in net assets resulting from operations	(42,818,649)	(20,334,200)
Distributions to shareholders from:
Initial Class	—	(5,579,380)
Class S	—	(46,214)
Total distributions	—	(5,625,594)
Share transactions *:
Proceeds from sale of shares
Initial Class	11,539,625	39,497,769
Class S	1,501,685	913,641
	13,041,310	40,411,410
Reinvestment of dividends and distributions
Initial Class	—	5,579,380
Class S	—	46,214
	—	5,625,594
Cost of shares redeemed
Initial Class	(21,136,050)	(43,164,577)
Class S	(1,248,645)	(290,531)
	(22,384,695)	(43,455,108)
Increase (decrease) in net assets resulting from share transactions	(9,343,385)	2,581,896
Total decrease in net assets	(52,162,034)	(23,377,898)
Net Assets, beginning of period	154,191,327	177,569,225
Net Assets, end of period	$102,029,293	$154,191,327
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Initial Class:
Shares sold	971,871	2,354,100
Shares reinvested	—	348,493
Shares redeemed	(1,885,620)	(2,543,745)
Net increase (decrease)	(913,749)	158,848
Class S:
Shares sold	113,613	55,103
Shares reinvested	—	2,938
Shares redeemed	(113,933)	(19,586)
Net increase (decrease)	(320)	38,455

See Notes to Financial Statements

9

VANECK VIP EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Initial Class
			Year Ended December 31,
	Six Months Ended June 30, 2022		2021	2020	2019	2018	2017
	(unaudited)
Net asset value, beginning of period	$14.40		$16.89	$15.14	$11.93	$15.63	$10.40
Net investment income (loss) (a)	0.09		0.02	(0.03)	0.29	0.07	0.04
Net realized and unrealized gain (loss) on investments	(4.07)		(1.97)	2.53	3.29	(3.73)	5.24
Total from investment operations	(3.98)		(1.95)	2.50	3.58	(3.66)	5.28
Distributions from:
Net investment income	—		(0.16)	(0.30)	(0.06)	(0.04)	(0.05)
Net realized capital gains	—		(0.38)	(0.45)	(0.31)	—	—
Total distributions	—		(0.54)	(0.75)	(0.37)	(0.04)	(0.05)
Net asset value, end of period	$10.42		$14.40	$16.89	$15.14	$11.93	$15.63
Total return (b)	(27.64	)%(c)	(11.87)%	17.25%	30.60%	(23.49)%	51.03%

Ratios to average net assets
Expenses	1.22	%(d)	1.16%	1.23%	1.26%	1.21%	1.19%
Expenses excluding interest	1.21	%(d)	1.16%	1.22%	1.26%	1.21%	1.19%
Net investment income (loss)	1.45	%(d)	0.10%	(0.21)%	2.15%	0.48%	0.27%
Supplemental data
Net assets, end of period (in millions)	$101		$153	$177	$166	$134	$188
Portfolio turnover rate	13	%(c)	36%	29%	24%	34%	42%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles and do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these fees and expenses were included the returns would be lower. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Not Annualized
(d)	Annualized

See Notes to Financial Statements

10

VANECK VIP EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class S
			Year Ended December 31,
	Six Months Ended June 30, 2022		2021	2020	2019	2018	2017
	(unaudited)
Net asset value, beginning of period	$14.13		$16.63	$14.95	$11.80	$15.48	$10.36
Net investment income (loss) (a)	0.07		(0.04)	(0.09)	0.28	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	(4.00)		(1.94)	2.51	3.22	(3.64)	5.21
Total from investment operations	(3.93)		(1.98)	2.42	3.50	(3.68)	5.17
Distributions from:
Net investment income	—		(0.14)	(0.29)	(0.04)	—	(0.05)
Net realized capital gains	—		(0.38)	(0.45)	(0.31)	—	—
Total distributions	—		(0.52)	(0.74)	(0.35)	—	(0.05)
Net asset value, end of period	$10.20		$14.13	$16.63	$14.95	$11.80	$15.48
Total return (b)	(27.81	)%(c)	(12.22)%	16.90%	30.23%	(23.77)%	50.16%

Ratios to average net assets
Gross expenses	2.39	%(d)	2.43%	3.69%	7.50%	19.19%	51.45%
Net expenses	1.55	%(d)	1.55%	1.55%	1.55%	1.59%	1.75%
Net investment income (loss)	1.16	%(d)	(0.27)%	(0.60)%	2.05%	(0.27)%	(0.33)%
Supplemental data
Net assets, end of period (in millions)	$1		$1	$1	$—(e )	$—(e )	$—(e )
Portfolio turnover rate	13	%(c)	36%	29%	24%	34%	42%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles and do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these fees and expenses were included the returns would be lower. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Not Annualized
(d)	Annualized
(e)	Amount is less than $500,000.

See Notes to Financial Statements

11

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2022 (unaudited)

Note 1—Fund Organization—VanEck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Emerging Markets Fund (the “Fund”) is a diversified series of the Trust and seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund currently offers two classes of shares: Initial Class Shares and Class S Shares. The two classes are substantially the same, except Class S Shares are subject to a distribution fee.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and follows accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded, they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Fund’s Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. market, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (the “Adviser”) provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.
12

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

F.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund may pledge or receive cash and/or securities as collateral for securities lending. For financial reporting purposes, the Fund presents securities lending assets and liabilities on a gross basis in the Statement of Assets and Liabilities. Cash collateral held in the form of money market investments, if any, at June 30, 2022, is presented in the
13

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

Schedule of Investments and in the Statement of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

G.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Realized gains and losses are determined based on the specific identification method.

Income, non-class specific expenses, gains and losses on investments are allocated to each class of shares based on its relative net assets. Expenses directly attributable to a specific class are charged to that class.

The Fund earns interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Statement of Operations.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has agreed, until at least May 1, 2023, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.30% and 1.55% of average daily net assets for Initial Class Shares and Class S Shares, respectively. For the period ended June 30, 2022, the Adviser waived management fees in the amount of $5,841 for Class S shares.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Distributor.

At June 30, 2022, the aggregate shareholder accounts of two insurance companies owned approximately 62% and 20% of the Initial Class Shares and two insurance companies owned approximately 82% and 16% of the Class S Shares.

Note 4—12B-1 Plan of Distribution— Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts, and payments to the Distributor for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is 0.25% of average daily net assets for Class S Shares and is recorded as Distribution Fees in the Statement of Operations.

Note 5—Investments—For the period ended June 30, 2022, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated to $16,406,312 and $20,226,175, respectively.

Note 6—Income Taxes—As of June 30, 2022, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments were as follows:

Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$126,336,353	$12,262,785	$(36,774,909)	$(24,512,124)

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the

14

Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes, if any, on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2022, the Fund did not incur any interest or penalties.

Note 7—Principal Risks—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse economic developments and political conflicts, or natural or other disasters, such as the recent coronavirus outbreak. Additionally, the Fund may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Certain securities of Chinese issuers are, or may in the future become restricted, and the Fund may be forced to sell such restricted securities and incur a loss as a result.

Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress as a result of conditions associated with the COVID-19 pandemic. To the extent these conditions continue, the risks associated with an investment in the Fund could be heightened and the Fund’s investments (and thus a shareholder’s investment in the Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.

Following Russia’s large-scale invasion of Ukraine on February 24, 2022, governments of the United States and many other countries have imposed economic sanctions on certain Russian individuals and Russian governmental, corporate and banking entities. A number of jurisdictions have also instituted broad sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. In response, the government of Russia has imposed capital controls to restrict movements of capital entering and exiting the country. As a result, the value and liquidity of Russian securities and its currency have experienced and may continue to experience significant declines and increased volatility. The Russian securities markets were closed for a period of time and were reopened on March 24, 2022, but significant trading limitations have remained. There is no assurance that these disruptions will not continue.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust, or other registered investment companies managed by the adviser, which include VanEck Funds and VanEck ETF Trust, as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

15

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

Note 9—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with the securities lending agent. The Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Fund will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statement of Operations. Cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Fund’s Schedule of Investments or Statement of Assets and Liabilities as it is held by the agent on behalf of the Fund. The Fund does not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at June 30, 2022 is presented on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities. The following is a summary of the Fund’s securities on loan and related collateral as of June 30, 2022:

Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
$4,699,054	$213,199	$4,825,722	$5,038,921

Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statement of Assets and Liabilities
Equity Securities	$213,199

*	Remaining contractual maturity: overnight and continuous

Note 10—Bank Line of Credit—The Trust participates with the VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2022, the Fund borrowed as follows:

Days Outstanding	Average Daily Loan Balance	Average Interest Rate
13	$2,888,688	2.18%

At June 30, 2022, the Fund had no outstanding borrowings under the Facility.

Note 11—Subsequent Event Review—The Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

16

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2022 (unaudited)

VANECK VIP EMERGING MARKETS FUND
(the “Fund”)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may continue in effect from year to year only if its continuance is approved, at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), at a meeting called for the purpose of considering such approval. On June 23, 2022, the Board of Trustees (the “Board”) of VanEck VIP Trust (the “Trust”), including a majority of the Independent Trustees, approved the continuation of the existing advisory agreement (the “Advisory Agreement”) between the Fund and its investment adviser, Van Eck Associates Corporation (together with its affiliated companies, the “Adviser”). Information regarding the material factors considered and related conclusions reached by the Board in approving the continuation of the Fund’s Advisory Agreement is set forth below.

In considering the continuation of the Advisory Agreement, the Board reviewed and considered information that had been provided by the Adviser throughout the year at meetings of the Board and its committees, including information requested by the Independent Trustees and furnished by the Adviser for meetings of the Board held on June 3, 2022 and June 23, 2022, specifically for the purpose of considering the continuation of the Advisory Agreement. The Independent Trustees were advised by independent legal counsel throughout the year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside the presence of management. The written and oral reports provided to the Board pertaining to the continuation of the Advisory Agreement included, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plans with respect to its mutual fund operations and other lines of business;

■	The consolidated financial statements of the Adviser for the past two fiscal years;

■	A copy of the Advisory Agreement and descriptions of the services provided by the Adviser thereunder;

■	Information regarding the qualifications, education and experience of the investment professionals responsible for portfolio management, investment research and trading activities for the Fund, the structure of their compensation and the resources available to support these activities;

■	A report prepared by Broadridge Financial Solutions (“Broadridge”), an independent consultant, comparing the Fund’s investment performance net of expenses for a representative class of shares (including, where relevant, total returns, standard deviations, Sharpe ratios, information ratios, beta and alpha) for the one-, three-, five- and ten-year periods (as applicable) ended December 31, 2021 with the investment performance of (i) a universe of mutual funds selected by Broadridge with similar investment characteristics (the “Morningstar Category”), (ii) a sub-group of funds selected from the Morningstar Category by Broadridge further limited to approximate more closely the Fund’s investment style, share class characteristics, and asset levels (the “Peer Group”) and (iii) an appropriate benchmark index;

■	A report prepared by Broadridge comparing the advisory fees and other expenses of a representative class of shares of the Fund during its fiscal year ended December 31, 2021 with (i) the Morningstar Category and (ii) Peer Group;

■	An analysis of the profitability of the Adviser with respect to its services for the Fund and the VanEck complex of mutual funds as a whole (the “VanEck Complex”);

■	Information regarding other investment products and services offered by the Adviser involving investment objectives and strategies similar to the Fund (“Comparable Products”), including the fees charged by the Adviser for managing the Comparable Products, a description of material differences and similarities in the services provided by the Adviser for the Fund and the Comparable Products, the sizes of the Comparable Products and the identity of the individuals responsible for managing the Comparable Products;
17

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2022 (unaudited) (continued)

■	Information concerning the Adviser’s compliance program and resources;

■	Information with respect to the Adviser’s brokerage practices, including the Adviser’s processes for monitoring best execution of portfolio transactions and the benefits received by the Adviser from research acquired with soft dollars;

■	Information regarding the procedures used by the Adviser in monitoring the valuation of portfolio securities;

■	Information regarding how the Adviser safeguards the confidentiality and integrity of its data and files, cybersecurity, overall business continuity and other operational matters;

■	Information regarding the Adviser’s policies and practices with respect to personal investing by the Adviser and its employees;

■	Information regarding the Adviser’s investment process for the Fund, including how the Adviser integrates non accounting based information (including, but not limited to “environmental, social and governance” factors) and the non-security selection, non-portfolio construction activities of the investment teams, such as engagement with portfolio companies and industry group participation;

■	Information regarding the Adviser’s role as the administrator of the Trust’s liquidity risk management program;

■	Information about shareholder servicing arrangements for the Fund with various intermediaries, as well as revenue sharing arrangements involving the Adviser and not paid by the Fund;

■	Descriptions of other administrative and other non-investment management services provided by the Adviser for the Fund, including the Adviser’s activities in managing relationships with the Fund’s custodian, transfer agent and other service providers; and

■	Other information provided by the Adviser in its response to a comprehensive questionnaire from the Independent Trustees.

Nature, Extent, Quality of Services. In determining whether to approve the continuation of the Advisory Agreement, the Board considered, among other things, the following: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment management services provided by the Adviser; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-transfer agents and independent auditor, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the Advisory Agreement and the services performed thereunder; (4) the willingness of the Adviser to limit the overall expenses of the Fund from time to time, if necessary or appropriate, by means of waiving all or a portion of its fees and/or paying expenses of the Fund; (5) the quality of the services, procedures and processes used to determine the value of the Fund’s assets and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development and implementation of a comprehensive compliance program; (7) the responsiveness of the Adviser to inquiries from, and examinations by, regulatory authorities, including the Securities and Exchange Commission; (8) the resources committed by the Adviser to information technology and cybersecurity; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Fund. The Board concluded that the nature, extent and quality of the services provided by the Adviser supported the renewal of the Advisory Agreement.

Investment Performance and Fund Expenses. The performance data and the advisory fee and expense ratio data from Broadridge that is described below for the Fund is based on data for a representative class of shares of the Fund. The performance data is net of expenses for periods on an annualized basis ended December 31, 2021, and the advisory fee and expense ratio data is as of the Fund’s fiscal year end of

18

December 31, 2021. The Board found the data provided by Broadridge generally useful, but it recognized the limitations of such data, including, in particular, that notable differences may exist between the Fund and the other funds in the Fund’s Peer Group and Morningstar Category (for example, with respect to investment objective(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the Peer Group and Morningstar Category. The Board also considered the Fund’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also considered benefits, other than the receipt of fees under the Advisory Agreement, that may be derived by the Adviser from serving as investment adviser to the Fund and the Trust.

In considering the Fund’s performance, the Board noted, based on a review of comparative annualized total returns, that the Initial Class shares of the Fund had underperformed its Morningstar Category and Peer Group medians for the one-, three- and five-year periods and outperformed its Morningstar Category and Peer Group medians for the ten-year period. The Board also noted that the Initial Class shares of the Fund had underperformed its benchmark index for the one-, three- and five-year periods and outperformed its benchmark for the ten-year period. In agreeing to renew the Advisory Agreement, the Board acknowledged that performance information and considered it, and other relevant information provided in response to inquiries by the Board.

In considering the Fund’s advisory fee, the Board also noted that the advisory fee rate for the Fund was the same as the median advisory fee rate for its Peer Group and higher than the median advisory fee rate for its Morningstar Category. The Board also noted that the Adviser has agreed to waive all or a portion of its advisory fees and/or pay expenses of the Fund through April 30, 2023 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount (subject to certain exclusions). The Board also considered the advisory fee charged to the Fund as compared to the fees charged to the Comparable Products, noting the differences in the services provided to the Fund as compared to those other products.

On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee rate charged to the Fund is reasonable.

Profitability and Economies of Scale. The Board considered the profits, if any, realized by the Adviser from managing the Fund and other mutual funds in the VanEck Complex and the methodology used to determine such profits. The Board noted that the levels of profitability reported on a fund-by-fund basis varied widely depending on such factors as the size, type of fund and operating history. Based on its review of the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the profits realized by the Adviser supported the renewal of the Advisory Agreement. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale, if any, as the Fund grows and whether the Fund’s fee schedule reflects any economies of scale for the benefit of shareholders, and concluded that the fee schedule was appropriate. The Board also considered that the Fund benefits from economies of scale through lower fees charged by third party service providers based on the combined size of the VanEck Complex.

Conclusion. In determining the material factors to be considered in evaluating the Advisory Agreement for the Fund and the weight to be given to such factors, the members of the Board relied upon their own business judgment, with the advice of independent legal counsel. The Board did not consider any single factor as controlling in determining whether to approve the continuation of the Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board unanimously approved the continuation of the Advisory Agreement for the Fund for an additional one-year period.

19

VANECK VIP TRUST

FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM

(unaudited)

In accordance with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a Liquidity Risk Management Program, (the “Program”) and the Fund’s Board has designated the Fund’s Adviser as the administrator of the Program. The Fund’s Adviser administers the Program through its Liquidity Committee. The purpose of the Program is to outline the techniques, tools and arrangements employed for the management of liquidity risk within the Fund, and the terms, contents and frequency of reporting and escalation of any issues to the Board. The Liquidity Rule defines liquidity risk as the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund. Liquidity is managed taking account of the investment strategy, liquidity profile, and redemption policy and history of the Fund, with the objective of maintaining a level of liquidity that is appropriate in light of the Fund’s obligations to its shareholders. The Program assesses liquidity risk under both normal and stressed market conditions.

The Board reviewed a report (the “Report”) prepared by the Fund’s Adviser regarding the operation and effectiveness of the Program for the period January 1, 2021 to December 31, 2021 (the “Review Period”). The Report noted that during the Review Period, the Fund maintained a high level of liquidity and primarily held assets that are defined under the Liquidity Rule as “Highly Liquid Investments.” The Report noted the effectiveness of the Fund’s liquidity risk management during such time. As a result, the Fund has not adopted a “Highly Liquid Investment Minimum,” as defined under the Liquidity Rule. A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

During the Review Period, there were no liquidity events that materially affected the performance of the Fund or its ability to timely meet redemptions without dilution to existing shareholders, and the Fund’s Adviser provided its assessment that the program had been effective in managing the fund’s liquidity risk. Further information on liquidity risks applicable to the Fund can be found in the Fund’s prospectus.

20

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation
	666 Third Avenue, New York, NY 10017 vaneck.com
Account Assistance:	800.544.4653	VIPEMSAR

SEMI-ANNUAL REPORT June 30, 2022 (unaudited)

VanEck VIP Trust

VanEck VIP Global Gold Fund

800.826.2333	vaneck.com

Certain information contained in this President’s Letter represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of June 30, 2022.

VANECK VIP GLOBAL GOLD FUND

PRESIDENT’S LETTER

June 30, 2022 (unaudited)

Dear Fellow Shareholders:

When will market volatility be over? The short answer: not yet. Financial tightening by central banks is never good for financial assets. And while the first half of 2022 has already been painful, we are only now, in mid-summer, experiencing the onset of “quantitative tightening,” when the central banks stop buying bonds. This, to me, is the final act in this process and it may take a few months to work itself out. I am hoping that there are no implosions by major, indebted countries, or major dislocations in fixed income or banking markets.

The second signal that will imply less pressure on financial markets—stocks and bonds—is weaker labor markets, because only that, I believe, will slow wage pressure and therefore inflation. While there will likely be many minor signals and headlines, we may not have confirmation of cooling wage pressure until year-end or later.

For over a year, I’ve been saying that we would be in a better position to gauge inflation persistence in the second half of 2022, because only now would we know whether inflationary psychology had affected wages. Well, here we are. Despite a cooling U.S. economy, the labor market is still hot. There is a strong relationship between wages and inflation, which historically becomes more pronounced during periods of high inflation. Based on the fact that the record-setting spending stimulus has led to wage inflation, our view now is that inflation will be higher for longer.

Rising Correlation: Upward Pressure on Wages Leads to Upward Pressure on Inflation

While we expect to be in an elevated inflation regime for an extended period of time, there should be some temporary relief on the horizon from the negative wealth effect from declining asset values, a recent pullback in commodity prices and improving supply chains. But asset values can still fall further from here, commodity prices are still high by historical standards, and supply chain pressures are still at last summer’s levels.

Consumers are being squeezed from high inflation and more restrictive, yet still accommodative, monetary policy. We estimate the evisceration of over $40 trillion from the global stock, bond and crypto markets as a result of the current macro-economic conditions. That equates to nearly half of the world’s GDP!

Multi-Year Investment Themes: Resources Transition and Blockchain Disruption

So, we continue to focus on two multi-year investment themes.

Commodities have broken out of their prolonged bear market to reach record highs, driven by forces—primarily, the supply-demand imbalance—that have been in place even before Russia’s invasion of Ukraine. The Russia-Ukraine crisis has, however, accelerated efforts to reduce dependency on Russian energy supply in Europe, and part of that plan includes a shift towards renewable energy.

Commodity prices have more than doubled from their COVID-19 lows. Yet, the supply response across all industries has been limited due to the emphasis on capital discipline and environmental, social and governance constraints. If we are in the early stages of an economic slowdown, then it is very unlikely that we will see an increase in capital expenditures leading to additional supply. This should lead to a swift rebound in prices when economic growth resumes.

We still like commodity equities, particularly companies involved in green metals used in electric vehicle and clean energy components and, perhaps with a longer-term horizon, agribusiness companies looking to innovate for more efficient, climate-friendly and sustainable food production. Fears of global recession have hurt these investments, but I believe the longer-term trends will prevail.

The fallout from the Terra ecosystem’s collapse in May on the broader digital assets market cannot be understated. It caused major damage, and bankruptcies and liquidations of borrowing/lending firms are likely ahead, not to mention litigation from retail investors. Volatility is a given with crypto, with Bitcoin and Ethereum under the most pressure from their status as the “reserve” holdings for many in the crypto world. However, while I used to think Bitcoin’s drawdown risk was 90% back in 2017, I expected the drawdowns to

1

VANECK VIP GLOBAL GOLD FUND

PRESIDENT’S LETTER

(unaudited) (continued)

be more muted in current times. This is because the underlying blockchain technology is being used to gain efficiency and reduce risk in the financial system, and I believe adoption will keep expanding.

Growth is Less Rich Relative to Value

For much of 2021, many growth stocks were very richly valued. At the end of 2021, the price-to-earnings (“P/E”) ratio of the Russell 1000 Growth Index was hovering around 40. By comparison, during that same period, the P/E ratio of the Russell 1000 Value Index was below 20. That equated to a valuation spread of roughly 20.

We hadn’t seen such a big dislocation between growth and value stocks since the tech bubble in the early 2000s. That is why, at the start of 2022, we said to wait to buy growth. We could be getting closer, but investors should be cautious. The current spread between the P/E ratios of growth and value stocks is over 11 and the long-term average is 8. If inflation remains persistently high, as we expect, then this spread may go even lower.

We thank you for investing in VanEck’s investment strategies. On the following pages, you will find financial statements for the six month period ended June 30, 2022. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck VIP Trust

July 12, 2022

PS The investing outlook can change suddenly, as it certainly did in 2021. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

2

VANECK VIP GLOBAL GOLD FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2022 to June 30, 2022.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Annualized Expense Ratio During Period	Expenses Paid During the Period January 1, 2022 - June 30, 2022(a)
Class S
Actual	$1,000.00	$808.40	1.45%	$6.50
Hypothetical (b)	$1,000.00	$1,017.60	1.45%	$7.25

(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2022), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Assumes annual return of 5% before expenses
3

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2022 (unaudited)

	Number of Shares	Value
COMMON STOCKS: 98.3%
Australia: 12.9%
Bellevue Gold Ltd. # *	2,307,986	$1,019,468
De Grey Mining Ltd. # * †	691,732	382,934
Emerald Resources NL # *	502,950	382,828
Evolution Mining Ltd. #	425,092	694,580
Northern Star Resources Ltd. #	308,800	1,448,491
Predictive Discovery Ltd. # * †	4,941,003	676,031
West African Resources Ltd. # *	1,716,326	1,428,873
		6,033,205
Brazil: 9.4%
Wheaton Precious Metals Corp. (USD)	67,455	2,430,404
Yamana Gold, Inc. (USD)	426,733	1,984,308
		4,414,712
Canada: 57.5%
Agnico Eagle Mines Ltd. (USD)	92,407	4,228,544
Alamos Gold, Inc. (USD)	157,883	1,108,339
B2Gold Corp. (USD)	663,069	2,247,804
Barrick Gold Corp. (USD)	173,335	3,066,296
Bear Creek Mining Corp. *	201,751	125,389
Benchmark Metals, Inc. *	630,746	323,409
Bonterra Resources, Inc. *	262,299	187,473
Equinox Gold Corp. (USD) *	89,765	398,557
Franco-Nevada Corp. (USD)	33,080	4,352,666
G Mining Ventures Corp. *	696,100	394,774
G2 Goldfields Inc. # ø	261,000	121,659
Galway Metals Inc. # *∞ ø	280,930	79,770
Galway Metals, Inc. *	794,800	240,811
GoGold Resources, Inc. # * ø	131,500	209,428
GoGold Resources, Inc. *	243,682	388,089
Goldsource Mines, Inc. *	250,800	101,318
Kinross Gold Corp. (USD)	587,776	2,104,238
Liberty Gold Corp. * ø	352,000	150,404
Liberty Gold Corp. # *	352,000	147,669
Liberty Gold Corp. *	1,344,613	574,532
Lundin Gold, Inc. *	27,100	194,534
Marathon Gold Corp. *	348,149	357,020
Nighthawk Gold Corp. * †	194,400	63,431
O3 Mining, Inc. *	107,100	163,912
Orezone Gold Corp. * †	998,304	992,720
Osisko Gold Royalties Ltd. (USD)	69,300	699,930
Osisko Mining, Inc. *	360,936	858,036
Perpetua Resources Corp. * †	11,485	37,831
Probe Metals, Inc. *	222,682	281,985
Pure Gold Mining Inc. #∞ ø	1,200,000	131,168
Pure Gold Mining, Inc. # * ø	159,000	19,764
Pure Gold Mining, Inc. *	420,030	53,026
Reunion Gold Corp. * †	1,558,500	296,638
Reunion Gold Corp. # * ø	481,988	101,513
Rhyolite Resources Ltd. *	246,600	63,221
Rio2 Ltd. *	482,206	105,829
Sabina Gold & Silver Corp. *	547,950	451,233
	Number of Shares	Value
Canada (continued)
Silver Tiger Metals, Inc. *	360,200	$71,357
Skeena Resources Ltd. *	24,500	129,428
SSR Mining, Inc. (USD) †	73,674	1,230,356
Wallbridge Mining Co. Ltd. *	385,100	56,844
		26,910,945
South Africa: 1.3%
Gold Fields Ltd. (ADR)	68,699	626,535
Turkey: 0.9%
Eldorado Gold Corp. (USD) *	66,128	422,558
United Kingdom: 6.8%
Endeavour Mining Plc (CAD) †	153,309	3,171,705
United States: 9.5%
Newmont Corp.	57,542	3,433,531
Royal Gold, Inc.	9,300	993,053
		4,426,584
Total Common Stocks (Cost: $41,563,921)		46,006,244

WARRANTS: 0.1%
Canada: 0.1%
Benchmark Metals, Inc., CAD 1.55, exp. 12/09/23 # *∞	36,000	1,301
Benchmark Metals, Inc., CAD 1.80, exp. 09/18/22 # *∞	130,500	0
Goldsource Mines, Inc., CAD 1.40, exp. 05/20/23 # *∞	1,155,500	835
Nighthawk Gold Corp., CAD 1.50, exp. 07/07/23 # *∞	90,500	0
Pure Gold Mining Inc., CAD 0.18, exp. 11/13/22 # *∞ ø	1,200,000	43,350
Pure Gold Mining, Inc., USD 0.85, exp. 07/18/22 # *∞	144,500	0
Total Warrants (Cost: $101,076)		45,486

MONEY MARKET FUND: 2.1% (Cost: $987,511)
Invesco Treasury Portfolio - Institutional Class	987,511	987,511

Total Investments Before Collateral for Securities Loaned: 100.5% (Cost: $42,652,508)		47,039,241

See Notes to Consolidated Financial Statements

4

	Number of Shares	Value
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 3.8% (Cost: $1,800,330)
Money Market Fund: 3.8%
	Number of Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio	1,800,330	$1,800,330

Total Investments: 104.3% (Cost: $44,452,838)		48,839,571
Liabilities in excess of other assets: (4.3)%		(2,013,695)
NET ASSETS: 100.0%		$46,825,876

Schedule of Open Forward Foreign Currency Contracts - June 30, 2022

Counterparty	Currency to be sold		Currency to be purchased		Settlement Dates	Unrealized Appreciation (Depreciation)
State Street Bank & Trust Company	USD	98,224	CAD	126,570	7/6/2022	$107

Definitions:

ADR	American Depositary Receipt
CAD	Canadian Dollar
USD	United States Dollar

Footnotes:

#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $6,889,662 which represents 14.7% of net assets.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $2,237,912.
ø	Restricted Security – the aggregate value of restricted securities is $857,056, or 1.8% of net assets
∞	Security is valued using pricing models and significant unobservable inputs that factor in volatility and discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.

Restricted securities held by the Fund as of June 30, 2022 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
G2 Goldfields Inc.	06/29/2022	261,000	$121,414	$121,659	0.3%
Galway Metals Inc.	05/06/2022	280,930	92,648	79,770	0.2%
GoGold Resources, Inc.	08/31/2020	131,500	96,629	209,428	0.4%
Liberty Gold Corp.	10/04/2021	352,000	175,156	150,404	0.3%
Pure Gold Mining Inc. *	05/16/2022	1,200,000	0	43,350	0.1%
Pure Gold Mining Inc.	05/16/2022	1,200,000	140,061	131,168	0.3%
Pure Gold Mining, Inc.	05/21/2020	159,000	112,251	19,764	0.0%
Reunion Gold Corp.	06/15/2022	481,988	98,173	101,513	0.2%
			$836,332	$857,056	1.8%

Footnotes:

*	Warrants

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Diversified Metals & Mining	2.2%	$1,075,927
Gold	93.3	43,856,832
Precious Metals & Minerals	1.4	659,525
Silver	1.0	459,446
Money Market Fund	2.1	987,511
	100.0%	$47,039,241

See Notes to Consolidated Financial Statements

5

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

(unaudited) (continued)

The summary of inputs used to value the Fund’s investments as of June 30, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$6,033,204	$—	$6,033,204
Brazil	4,414,712	—	—	4,414,712
Canada	26,099,974	600,034	210,938	26,910,946
South Africa	626,535	—	—	626,535
Turkey	422,558	—	—	422,558
United Kingdom	3,171,705	—	—	3,171,705
United States	4,426,584	—	—	4,426,584
Warrants *	—	—	45,486	45,486
Money Market Funds	2,787,841	—	—	2,787,841
Total Investments	$41,949,909	$6,633,238	$256,424	$48,839,571
Other Financial Instruments:
Assets
Forward Foreign Currency Contract	$—	$107	$—	$107

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Consolidated Financial Statements

6

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

June 30, 2022 (unaudited)

Assets:
Investments, at value (Cost $42,652,508) (1)	$47,039,241
Short-term investment held as collateral for securities loaned (2)	1,800,330
Cash	58,451
Receivables:
Investment securities sold	71,708
Shares of beneficial interest sold	86,408
Dividends and interest	24,532
Prepaid expenses	150
Unrealized appreciation on forward foreign currency contracts	107
Total assets	49,080,927
Liabilities:
Payables:
Investment securities purchased	255,879
Shares of beneficial interest redeemed	38,683
Collateral for securities loaned	1,800,330
Due to Adviser	29,636
Due to Distributor	10,816
Deferred Trustee fees	23,559
Accrued expenses	96,148
Total liabilities	2,255,051
NET ASSETS	$46,825,876
Net Assets consist of:
Aggregate paid in capital	$51,981,869
Total distributable earnings (loss)	(5,155,993)
NET ASSETS	$46,825,876
Shares of beneficial interest outstanding	6,601,864
Net asset value, redemption and offering price per share	$7.09
(1) Value of securities on loan	$2,237,912
(2) Cost of short-term investment held as collateral for securities loaned	$1,800,330

See Notes to Consolidated Financial Statements

7

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2022 (unaudited)

Income:
Dividends (net of foreign taxes withheld $48,534)	$422,734
Securities lending income	14,646
Total income	437,380
Expenses:
Management fees	205,575
Distribution fees	68,525
Transfer agent fees	7,881
Administration fees	68,525
Custodian fees	10,544
Professional fees	48,665
Reports to shareholders	5,245
Insurance	6,077
Trustees’ fees and expenses	11,174
Interest	710
Other	382
Total expenses	433,303
Waiver of management fees	(35,144)
Net expenses	398,159
Net investment income	39,221
Net realized gain (loss) on:
Investments	(814,079)
Forward foreign currency contracts	2,739
Foreign currency transactions and foreign denominated assets and liabilities	392
Net realized loss	(810,948)
Net change in unrealized appreciation (depreciation) on:
Investments	(10,583,224)
Forward foreign currency contracts	107
Foreign currency transactions and foreign denominated assets and liabilities	(339)
Net change in unrealized appreciation (depreciation)	(10,583,456)
Net Decrease in Net Assets Resulting from Operations	$(11,355,183)

See Notes to Consolidated Financial Statements

8

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Period Ended June 30, 2022	Year Ended December 31, 2021
	(unaudited)
Operations:
Net investment income (loss)	$39,221	$(42,289)
Net realized gain (loss)	(810,948)	2,323,832
Net change in unrealized appreciation (depreciation)	(10,583,456)	(10,845,797)
Net decrease in net assets resulting from operations	(11,355,183)	(8,564,254)
Distributions to shareholders from:
Distributable earnings	—	(6,079,639)

Share transactions*:
Proceeds from sale of shares	16,749,992	21,191,893
Reinvestment of dividends and distributions	—	6,079,639
Cost of shares redeemed	(9,761,862)	(21,846,228)
Increase in net assets resulting from share transactions	6,988,130	5,425,304
Total decrease in net assets	(4,367,053)	(9,218,589)
Net Assets, beginning of period	51,192,929	60,411,518
Net Assets, end of period	$46,825,876	$51,192,929
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	1,849,052	2,084,577
Shares reinvested	—	724,629
Shares redeemed	(1,087,528)	(2,142,072)
Net increase	761,524	667,134

See Notes to Consolidated Financial Statements

9

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Period		Year Ended December 31,
	Ended
	June 30,
	2022		2021	2020	2019	2018	2017
	(unaudited)
Net asset value, beginning of period	$8.77		$11.68	$8.63	$6.22	$7.60	$7.11
Net investment income (loss) (a)	0.01		(0.01)	(0.05)	(0.05)	(0.03)	(0.07)
Net realized and unrealized gain (loss) on investments	(1.69)		(1.67)	3.40	2.46	(1.13)	0.91
Total from investment operations	(1.68)		(1.68)	3.35	2.41	(1.16)	0.84
Distributions from:
Net investment income	—		(1.23)	(0.30)	—	(0.22)	(0.35)
Net asset value, end of period	$7.09		$8.77	$11.68	$8.63	$6.22	$7.60
Total return (b)	(19.16	)%(c)	(13.91)%	38.62%	38.75%	(15.70)%	11.63%
Ratios to average net assets
Gross expenses	1.58	%(d)	1.58%	1.65%	1.92%	2.18%	2.03%
Net expenses	1.45	%(d)	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income (loss)	0.14	%(d)	(0.08)%	(0.51)%	(0.63)%	(0.51)%	(0.96)%

Supplemental data
Net assets, end of period (in millions)	$47		$51	$60	$34	$22	$21
Portfolio turnover rate	22	%(c)	38%	39%	32%	45%	65%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles and do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these fees and expenses were included the returns would be lower. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Not Annualized
(d)	Annualized

See Notes to Consolidated Financial Statements

10

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2022 (unaudited)

Note 1—Fund Organization—VanEck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Global Gold Fund (the “Fund”) is a non-diversified series of the Trust and seeks long-term capital appreciation by investing in common stocks of gold-mining companies or directly in gold bullion and other metals. The Fund may effect certain investments through the wholly owned VIP Gold Fund Subsidiary (the “Subsidiary”). The Fund currently offers a single class of shares: Class S shares.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and follows accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.

Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded, they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Fund’s Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. market, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Non-exchange traded warrants of publicly traded companies are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and are categorized as Level 2 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (“the Adviser”) provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3

11

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited) (continued)

in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Consolidated Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments are located in the Consolidated Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Consolidated Schedule of Investments.

B.	Basis for Consolidation— The Subsidiary, a Cayman Islands exempted company, acts as an investment vehicle in order to effect certain investments on behalf of the Fund. All interfund account balances and transactions between the Fund and Subsidiary have been eliminated in consolidation. As of June 30, 2022, the Fund held $43,898 in its Subsidiary, representing 0.1% of the Fund’s net assets.

C.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Consolidated Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments and forward foreign currency contracts, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Consolidated Statement of Operations.

E.	Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

F.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Consolidated Schedule of Investments.
12

G.	Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment. Warrants held at June 30, 2022 are reflected in the Consolidated Schedule of Investments.

H.	Use of Derivative Instruments—The Fund may invest in derivative instruments, including, but not limited to, options, futures, swaps and forward foreign currency contracts. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. Details of these disclosures are found below as well as in the Consolidated Schedule of Investments.

Forward Foreign Currency Contracts—The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on forward foreign currency contracts in the Consolidated Statement of Operations. During the period ended June 30, 2022, the Fund held forward foreign currency contracts for three months. The average amounts purchased and sold (in U.S. dollars) were $280,652 and $279,330, respectively. Forward foreign currency contracts held at June 30, 2022 are reflected in the Consolidated Schedule of Investments. At June 30, 2022, the Fund held the following derivative instruments (not designated as hedging instruments under GAAP):

Asset Derivatives
Foreign Currency Risk
Forward foreign currency contracts [1]	$107

1 Consolidated Statement of Assets and Liabilities location:  Unrealized appreciation on forward foreign currency contracts

The impact of transactions in derivative instruments during the period ended June 30, 2022, was as follows:

Foreign Currency Risk
Realized gain (loss):
Forward foreign currency contracts [1]	$2,739
Net change in unrealized appreciation (depreciation):
Forward foreign currency contracts [2]	107

[1]	Consolidated Statement of Operations location: Net realized gain (loss) on forward foreign currency contracts
[2]	Consolidated Statement of Operations location: Net change in unrealized appreciation (depreciation) on forward foreign currency contracts
13

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited) (continued)

I.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund may pledge or receive cash and/or securities as collateral for derivative instruments and securities lending. For financial reporting purposes, the Fund presents securities lending assets and liabilities and derivatives on a gross basis in the Consolidated Statement of Assets and Liabilities. Cash collateral held in the form of money market investments, if any, at June 30, 2022, is presented in the Consolidated Schedule of Investments and in the Consolidated Statement of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

J.	Other— Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date.

The Fund earns interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Consolidated Statement of Operations.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements— The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.75% of the first $500 million of the Fund’s average daily net assets, 0.65% of the next $250 million of average daily net assets and 0.50% of the average daily net assets in excess of $750 million. The Adviser has agreed, until at least May 1, 2023, to waive management fees and assume expenses to prevent the Fund’s total annual operating expense (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.45% of the Fund’s average daily net assets. Refer to the Consolidated Statement of Operations for the amounts waived/assumed by the Adviser for the period ended June 30, 2022.

The Adviser also performs accounting and administrative services for the Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets for the Fund per year on the first $750 million of the average daily net assets, and 0.20% per year of the average daily net assets in excess of $750 million. The amount received by the Adviser pursuant to this contract for the period ended June 30, 2022 is recorded as Administration fees in the Consolidated Statement of Operations.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Distributor.

At June 30, 2022, the aggregate shareholder accounts of three insurance companies owned approximately 69%, 12% and 10% of the Fund’s outstanding shares of beneficial interest.

Note 4—12b-1 Plan of Distribution— Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts, and payments to the Distributor for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is 0.25% of the Fund’s average daily net assets and is recorded as Distribution Fees in the Consolidated Statement of Operations.

Note 5—Investments—For the period ended June 30, 2022, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated to $19,946,797 and $11,273,985, respectively.

14

Note 6—Income Taxes—As of June 30, 2022, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments were as follows:

Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$46,944,378	$9,265,007	$(7,369,814)	$1,895,193

The tax character or current year distributions, if any, will be determined at the end of the current fiscal year.

At December 31, 2021, the Fund had capital loss carryforwards available to offset future capital gains, as follows:

Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
$(2,756,725)	$(1,137,483)	$(3,894,208)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes, if any, on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Consolidated Statement of Operations. During the period ended June 30, 2022, the Fund did not incur any interest or penalties.

Note 7—Principal Risks—A non-diversified fund generally holds securities of fewer issuers than diversified funds (See Note 1) and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse economic developments and political conflicts, or natural or other disasters, such as the coronavirus outbreak. Additionally, the Fund may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Changes in laws or government regulations by the United States and/or the Cayman Islands could adversely affect the operations of the Fund.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal, and by investing in gold bullion and coins. In addition, the Fund may invest up to 25% of its net assets in gold and silver coins, gold, silver, platinum and palladium bullion and exchange traded funds that invest in such coins and bullion and derivatives on the foregoing. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress as a result of conditions associated with the COVID-19 pandemic. To the extent these

15

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited) (continued)

conditions continue, the risks associated with an investment in the Fund could be heightened and the Fund’s investments (and thus a shareholder’s investment in the Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.

A more complete description of risks is included in the Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust , or other registered investment companies managed by the Adviser, which include VanEck Funds and VanEck Vectors ETF Trust, as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Consolidated Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Consolidated Statement of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with the securities lending agent. The Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Fund will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Consolidated Statement of Operations. Cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Fund’s Consolidated Schedule of Investments or Consolidated Statement of Assets and Liabilities as it is held by the agent on behalf of the Fund. The Fund does not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at June 30, 2022 is presented on a gross basis in the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities.

The following is a summary of the Fund’s securities on loan and related collateral as of June 30, 2022:

Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
$2,237,912	$1,800,330	$601,974	$2,402,304

The following table presents money market fund investments held as collateral by type of security on loan as of June 30, 2022:

Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Consolidated Statement of Assets and Liabilities
Equity Securities	$1,800,330

*Remaining contractual maturity: overnight and continuous

16

Note 10—Bank Line of Credit—The Trust participates with the VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2022, the Fund borrowed under this Facility as follows:

Days Outstanding	Average Daily Loan Balance	Average Interest Rate
4	$413,201	1.68%

At June 30, 2022, the Fund had no outstanding borrowings under the Facility.

Note 11—Subsequent Event Review—The Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

17

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2022 (unaudited)

VANECK VIP GLOBAL GOLD FUND
(the “Fund”)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may continue in effect from year to year only if its continuance is approved, at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), at a meeting called for the purpose of considering such approval. On June 23, 2022, the Board of Trustees (the “Board”) of VanEck VIP Trust (the “Trust”), including a majority of the Independent Trustees, approved the continuation of the existing advisory agreement (the “Advisory Agreement”) between the Fund and its investment adviser, Van Eck Associates Corporation (together with its affiliated companies, the “Adviser”). Information regarding the material factors considered and related conclusions reached by the Board in approving the continuation of the Fund’s Advisory Agreement is set forth below.

In considering the continuation of the Advisory Agreement, the Board reviewed and considered information that had been provided by the Adviser throughout the year at meetings of the Board and its committees, including information requested by the Independent Trustees and furnished by the Adviser for meetings of the Board held on June 3, 2022 and June 23, 2022, specifically for the purpose of considering the continuation of the Advisory Agreement. The Independent Trustees were advised by independent legal counsel throughout the year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside the presence of management. The written and oral reports provided to the Board pertaining to the continuation of the Advisory Agreement included, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plans with respect to its mutual fund operations and other lines of business;

■	The consolidated financial statements of the Adviser for the past two fiscal years;

■	A copy of the Advisory Agreement and descriptions of the services provided by the Adviser thereunder;

■	Information regarding the qualifications, education and experience of the investment professionals responsible for portfolio management, investment research and trading activities for the Fund, the structure of their compensation and the resources available to support these activities;

■	A report prepared by Broadridge Financial Solutions (“Broadridge”), an independent consultant, comparing the Fund’s investment performance net of expenses for a representative class of shares (including, where relevant, total returns, standard deviations, Sharpe ratios, information ratios, beta and alpha) for the one-, three-, five- and ten-year periods (as applicable) ended December 31, 2021 with the investment performance of (i) a universe of mutual funds selected by Broadridge with similar investment characteristics (the “Morningstar Category”), (ii) a sub-group of funds selected from the Morningstar Category by Broadridge further limited to approximate more closely the Fund’s investment style, share class characteristics, and asset levels (the “Peer Group”) and (iii) an appropriate benchmark index;

■	A report prepared by Broadridge comparing the advisory fees and other expenses of a representative class of shares of the Fund during its fiscal year ended December 31, 2021 with (i) the Morningstar Category and (ii) Peer Group;

■	An analysis of the profitability of the Adviser with respect to its services for the Fund and the VanEck complex of mutual funds as a whole (the “VanEck Complex”);

■	Information regarding other investment products and services offered by the Adviser involving investment objectives and strategies similar to the Fund (“Comparable Products”), including the fees charged by the Adviser for managing the Comparable Products, a description of material differences and similarities in the services provided by the Adviser for the Fund and the Comparable Products, the sizes of the Comparable Products and the identity of the individuals responsible for managing the Comparable Products;
18

■	Information concerning the Adviser’s compliance program and resources;

■	Information with respect to the Adviser’s brokerage practices, including the Adviser’s processes for monitoring best execution of portfolio transactions and the benefits received by the Adviser from research acquired with soft dollars;

■	Information regarding the procedures used by the Adviser in monitoring the valuation of portfolio securities;

■	Information regarding how the Adviser safeguards the confidentiality and integrity of its data and files, cybersecurity, overall business continuity and other operational matters;

■	Information regarding the Adviser’s policies and practices with respect to personal investing by the Adviser and its employees;

■	Information regarding the Adviser’s investment process for the Fund, including how the Adviser integrates non accounting based information (including, but not limited to “environmental, social and governance” factors) and the non-security selection, non-portfolio construction activities of the investment teams, such as engagement with portfolio companies and industry group participation;

■	Information regarding the Adviser’s role as the administrator of the Trust’s liquidity risk management program;

■	Information about shareholder servicing arrangements for the Fund with various intermediaries, as well as revenue sharing arrangements involving the Adviser and not paid by the Fund;

■	Descriptions of other administrative and other non-investment management services provided by the Adviser for the Fund, including the Adviser’s activities in managing relationships with the Fund’s custodian, transfer agent and other service providers; and

■	Other information provided by the Adviser in its response to a comprehensive questionnaire from the Independent Trustees.

Nature, Extent, Quality of Services. In determining whether to approve the continuation of the Advisory Agreement, the Board considered, among other things, the following: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment management services provided by the Adviser; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-transfer agents and independent auditor, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the Advisory Agreement and the services performed thereunder; (4) the willingness of the Adviser to limit the overall expenses of the Fund from time to time, if necessary or appropriate, by means of waiving all or a portion of its fees and/or paying expenses of the Fund; (5) the quality of the services, procedures and processes used to determine the value of the Fund’s assets and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development and implementation of a comprehensive compliance program; (7) the responsiveness of the Adviser to inquiries from, and examinations by, regulatory authorities, including the Securities and Exchange Commission; (8) the resources committed by the Adviser to information technology and cybersecurity; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Fund. The Board concluded that the nature, extent and quality of the services provided by the Adviser supported the renewal of the Advisory Agreement.

Investment Performance and Fund Expenses. The performance data and the advisory fee and expense ratio data from Broadridge that is described below for the Fund is based on data for a representative class of shares of the Fund. The performance data is net of expenses for periods on an annualized basis ended December 31, 2021, and the advisory fee and expense ratio data is as of the Fund’s fiscal year end of

19

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2022 (unaudited) (continued)

December 31, 2021. The Board found the data provided by Broadridge generally useful, but it recognized the limitations of such data, including, in particular, that notable differences may exist between the Fund and the other funds in the Fund’s Peer Group and Morningstar Category (for example, with respect to investment objective(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the Peer Group and Morningstar Category. The Board also considered the Fund’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also considered benefits, other than the receipt of fees under the Advisory Agreement, that may be derived by the Adviser from serving as investment adviser to the Fund and the Trust.

In considering the Fund’s performance, the Board noted, based on a review of comparative annualized total returns, that the Class S shares of the Fund’s performance was at the median of its Peer Group for the three-year period, the Fund had outperformed its Peer Group median for the five-year period, and underperformed the Peer Group median for the one-year period. The Board noted that the Fund had underperformed the Morningstar Category for the one- and three- year periods and outperformed the Morningstar Category median for the five-year period. The Board also noted that the Class S shares of the Fund had outperformed its benchmark index for the three-year period and underperformed its benchmark index for the one- and five-year periods. The Board concluded that the performance of the Fund supported the renewal of the Advisory Agreement.

In considering the Fund’s advisory fee, the Board noted that the Fund pays an advisory fee, as well as a separate administrative fee. The Board further noted that the fee rate payable for advisory services and total expense ratio, net of waivers or reimbursements, was lower than the median advisory fee rates of its Peer Group and Morningstar Category. The Board further noted that the Adviser has agreed to waive all or a portion of its advisory fees and/or pay expenses of the Fund through April 30, 2023 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount (subject to certain exclusions). The Board also considered the advisory fee charged to the Fund as compared to the fees charged to the Comparable Products, noting the differences in the services provided to the Fund as compared to those other products.

On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee rate charged to the Fund is reasonable.

Profitability and Economies of Scale. The Board considered the profits, if any, realized by the Adviser from managing the Fund and other mutual funds in the VanEck Complex and the methodology used to determine such profits. The Board noted that the levels of profitability reported on a fund-by-fund basis varied widely depending on such factors as the size, type of fund and operating history. Based on its review of the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the profits realized by the Adviser supported the renewal of the Advisory Agreement. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale, if any, as the Fund grows and whether the Fund’s fee schedule reflects any economies of scale for the benefit of shareholders, and concluded that the fee schedule was appropriate. The Board also considered that the Fund benefits from economies of scale through lower fees charged by third party service providers based on the combined size of the VanEck Complex.

Conclusion. In determining the material factors to be considered in evaluating the Advisory Agreement for the Fund and the weight to be given to such factors, the members of the Board relied upon their own business judgment, with the advice of independent legal counsel. The Board did not consider any single factor as controlling in determining whether to approve the continuation of the Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board unanimously approved the continuation of the Advisory Agreement for the Fund for an additional one-year period.

20

VANECK VIP TRUST

FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM

(unaudited)

In accordance with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a Liquidity Risk Management Program, (the “Program”) and the Fund’s Board has designated the Fund’s Adviser as the administrator of the Program. The Fund’s Adviser administers the Program through its Liquidity Committee. The purpose of the Program is to outline the techniques, tools and arrangements employed for the management of liquidity risk within the Fund, and the terms, contents and frequency of reporting and escalation of any issues to the Board. The Liquidity Rule defines liquidity risk as the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund. Liquidity is managed taking account of the investment strategy, liquidity profile, and redemption policy and history of the Fund, with the objective of maintaining a level of liquidity that is appropriate in light of the Fund’s obligations to its shareholders. The Program assesses liquidity risk under both normal and stressed market conditions.

The Board reviewed a report (the “Report”) prepared by the Fund’s Adviser regarding the operation and effectiveness of the Program for the period January 1, 2021 to December 31, 2021 (the “Review Period”). The Report noted that during the Review Period, the Fund maintained a high level of liquidity and primarily held assets that are defined under the Liquidity Rule as “Highly Liquid Investments.” The Report noted the effectiveness of the Fund’s liquidity risk management during such time. As a result, the Fund has not adopted a “Highly Liquid Investment Minimum,” as defined under the Liquidity Rule. A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

During the Review Period, there were no liquidity events that materially affected the performance of the Fund or its ability to timely meet redemptions without dilution to existing shareholders, and the Fund’s Adviser provided its assessment that the program had been effective in managing the Fund’s liquidity risk. Further information on liquidity risks applicable to the Fund can be found in the Fund’s prospectus.

21

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation 666 Third Avenue, New York, NY 10017 vaneck.com
Account Assistance:	800.544.4653	VIPGGSAR

SEMI-ANNUAL REPORT June 30, 2022 (unaudited)

VanEck VIP Trust

VanEck VIP Global Resources Fund

800.826.2333	vaneck.com

Certain information contained in this President’s Letter represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of June 30, 2022.

VANECK VIP GLOBAL RESOURCES FUND

PRESIDENT’S LETTER

June 30, 2022 (unaudited)

Dear Fellow Shareholders:

When will market volatility be over? The short answer: not yet. Financial tightening by central banks is never good for financial assets. And while the first half of 2022 has already been painful, we are only now, in mid-summer, experiencing the onset of “quantitative tightening,” when the central banks stop buying bonds. This, to me, is the final act in this process and it may take a few months to work itself out. I am hoping that there are no implosions by major, indebted countries, or major dislocations in fixed income or banking markets

The second signal that will imply less pressure on financial markets—stocks and bonds—is weaker labor markets, because only that, I believe, will slow wage pressure and therefore inflation. While there will likely be many minor signals and headlines, we may not have confirmation of cooling wage pressure until year-end or later.

For over a year, I’ve been saying that we would be in a better position to gauge inflation persistence in the second half of 2022, because only now would we know whether inflationary psychology had affected wages. Well, here we are. Despite a cooling U.S. economy, the labor market is still hot. There is a strong relationship between wages and inflation, which historically becomes more pronounced during periods of high inflation. Based on the fact that the record-setting spending stimulus has led to wage inflation, our view now is that inflation will be higher for longer.

Rising Correlation: Upward Pressure on Wages Leads to Upward Pressure on Inflation

While we expect to be in an elevated inflation regime for an extended period of time, there should be some temporary relief on the horizon from the negative wealth effect from declining asset values, a recent pullback in commodity prices and improving supply chains. But asset values can still fall further from here, commodity prices are still high by historical standards, and supply chain pressures are still at last summer’s levels.

Consumers are being squeezed from high inflation and more restrictive, yet still accommodative, monetary policy. We estimate the evisceration of over $40 trillion from the global stock, bond and crypto markets as a result of the current macro-economic conditions. That equates to nearly half of the world’s GDP!

Multi-Year Investment Themes: Resources Transition and Blockchain Disruption

So, we continue to focus on two multi-year investment themes.

Commodities have broken out of their prolonged bear market to reach record highs, driven by forces—primarily, the supply-demand imbalance—that have been in place even before Russia’s invasion of Ukraine. The Russia-Ukraine crisis has, however, accelerated efforts to reduce dependency on Russian energy supply in Europe, and part of that plan includes a shift towards renewable energy.

Commodity prices have more than doubled from their COVID-19 lows. Yet, the supply response across all industries has been limited due to the emphasis on capital discipline and environmental, social and governance constraints. If we are in the early stages of an economic slowdown, then it is very unlikely that we will see an increase in capital expenditures leading to additional supply. This should lead to a swift rebound in prices when economic growth resumes.

We still like commodity equities, particularly companies involved in green metals used in electric vehicle and clean energy components and, perhaps with a longer-term horizon, agribusiness companies looking to innovate for more efficient, climate-friendly and sustainable food production. Fears of global recession have hurt these investments, but I believe the longer-term trends will prevail.

The fallout from the Terra ecosystem’s collapse in May on the broader digital assets market cannot be understated. It caused major damage, and bankruptcies and liquidations of borrowing/lending firms are likely ahead, not to mention litigation from retail investors. Volatility is a given with crypto, with Bitcoin and Ethereum under the most pressure from their status as the “reserve” holdings for many in the crypto world. However, while I used to think Bitcoin’s drawdown risk was 90% back in 2017, I expected the drawdowns to

1

VANECK VIP GLOBAL RESOURCES FUND

PRESIDENT’S LETTER

(unaudited) (continued)

be more muted in current times. This is because the underlying blockchain technology is being used to gain efficiency and reduce risk in the financial system, and I believe adoption will keep expanding.

Growth is Less Rich Relative to Value

For much of 2021, many growth stocks were very richly valued. At the end of 2021, the price-to-earnings (“P/E”) ratio of the Russell 1000 Growth Index was hovering around 40. By comparison, during that same period, the P/E ratio of the Russell 1000 Value Index was below 20. That equated to a valuation spread of roughly 20.

We hadn’t seen such a big dislocation between growth and value stocks since the tech bubble in the early 2000s. That is why, at the start of 2022, we said to wait to buy growth. We could be getting closer, but investors should be cautious. The current spread between the P/E ratios of growth and value stocks is over 11 and the long-term average is 8. If inflation remains persistently high, as we expect, then this spread may go even lower.

We thank you for investing in VanEck’s investment strategies. On the following pages, you will find financial statements for the six month period ended June 30, 2022. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck VIP Trust

July 12, 2022

PS The investing outlook can change suddenly, as it certainly did in 2021. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

2

VANECK VIP GLOBAL RESOURCES FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2022 to June 30, 2022.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Annualized Expense Ratio During Period	Expenses Paid During the Period January 1, 2022 - June 30, 2022(a)
Initial Class
Actual	$1,000.00	$991.40	1.07%	$5.28
Hypothetical (b)	$1,000.00	$1,019.49	1.07%	$5.36
Class S
Actual	$1,000.00	$989.80	1.31%	$6.46
Hypothetical (b)	$1,000.00	$1,018.30	1.31%	$6.56
(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2022), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Assumes annual return of 5% before expenses
3

VANECK VIP GLOBAL RESOURCES FUND

SCHEDULE OF INVESTMENTS

June 30, 2022 (unaudited)

	Number of Shares	Value
COMMON STOCKS: 97.4%
Australia: 2.2%
Allkem Ltd. # *	114,177	$816,650
Ecograf Ltd. # * †	646,880	114,140
Glencore Plc (GBP) #	1,327,000	7,187,610
		8,118,400
Brazil: 3.0%
Vale SA (ADR)	402,500	5,888,575
Yamana Gold, Inc. (USD)	773,200	3,595,380
Yara International ASA (NOK) #	43,300	1,814,313
		11,298,268
British Virgin Islands: 0.1%
Talon Metals Corp. (CAD) *	694,200	275,048
Canada: 7.3%
Agnico Eagle Mines Ltd. (USD)	121,922	5,579,151
Barrick Gold Corp. (USD)	329,374	5,826,626
Euro Manganese, Inc. (AUD) # *	939,235	162,371
Kinross Gold Corp. (USD)	749,900	2,684,642
Nouveau Monde Graphite, Inc. (USD) * †	79,600	386,856
Nutrien Ltd. (USD)	153,965	12,269,471
		26,909,117
Chile: 1.3%
Lundin Mining Corp. (CAD)	757,500	4,802,051
Finland: 0.6%
Neste Oyj #	51,400	2,286,322
Netherlands: 0.9%
OCI NV #	106,956	3,518,390
Norway: 4.4%
Equinor ASA (ADR) †	397,800	13,827,528
FREYR Battery SA (USD) * †	185,900	1,271,556
FREYR Battery SA (USD) # * ø	185,000	1,265,400
		16,364,484
South Africa: 4.4%
Anglo American Plc (GBP) #	295,500	10,563,702
Sibanye Stillwater Ltd. (ADR) †	562,500	5,608,125
		16,171,827
Spain: 0.1%
Soltec Power Holdings SA # * †	53,600	222,524
Turkey: 0.4%
Eldorado Gold Corp. (USD) *	229,600	1,467,144
United Kingdom: 0.8%
Endeavour Mining Plc (CAD)	150,400	3,111,523
United States: 69.0%
Baker Hughes Co.	208,100	6,007,847
Benson Hill, Inc. *	222,400	609,376
Bunge Ltd.	115,700	10,492,833
ChampionX Corp.	149,500	2,967,575
Chart Industries, Inc. * †	40,800	6,829,104
Chesapeake Energy Corp. †	98,600	7,996,460
Chevron Corp.	73,800	10,684,764
	Number of Shares	Value
United States (continued)
ConocoPhillips	113,743	$10,215,259
Corteva, Inc.	169,333	9,167,689
Coterra Energy, Inc.	485,372	12,517,744
Darling Ingredients, Inc. *	52,500	3,139,500
Devon Energy Corp.	232,278	12,800,841
Diamondback Energy, Inc.	93,347	11,308,989
Enphase Energy, Inc. *	35,800	6,989,592
EQT Corp.	329,300	11,327,920
ESS Tech, Inc. * †	88,400	248,404
EVgo, Inc. # * ø	157,000	943,570
Excelerate Energy, Inc. * †	94,500	1,882,440
Fluence Energy, Inc. * †	15,430	146,276
FMC Corp.	32,925	3,523,304
Freeport-McMoRan, Inc.	344,700	10,085,922
Halliburton Co.	201,900	6,331,584
Hannon Armstrong Sustainable Infrastructure Capital, Inc. †	237,000	8,972,820
Hess Corp.	81,800	8,665,892
Kirby Corp. *	83,000	5,049,720
Liberty Energy, Inc. *	506,680	6,465,237
Mosaic Co.	104,300	4,926,089
MP Materials Corp. *	113,800	3,650,704
Newmont Corp.	145,396	8,675,779
Ormat Technologies, Inc. †	60,900	4,771,515
Piedmont Lithium, Inc. *	63,400	2,308,394
Pioneer Natural Resources Co.	55,744	12,435,371
Sanderson Farms, Inc.	11,300	2,435,489
SolarEdge Technologies, Inc. *	52,800	14,450,304
Solid Power, Inc. *	38,500	207,130
Stem, Inc. * †	264,732	1,895,481
Stem, Inc. # * ø	177,000	1,265,550
TuSimple Holdings, Inc. * †	45,090	326,001
Tyson Foods, Inc.	86,000	7,401,160
Union Pacific Corp.	11,000	2,346,080
Valero Energy Corp.	126,000	13,391,280
		255,856,989
Zambia: 2.9%
First Quantum Minerals Ltd. (CAD)	563,700	10,694,184
Total Common Stocks (Cost: $255,548,271)		361,096,271

WARRANTS: 0.0%
Norway: 0.0%
FREYR Battery SA, USD 11.50, exp. 09/01/27	55,100	114,608
United States: 0.0%
Benson Hill, Inc., USD 11.50, exp. 12/24/25	38,225	17,966
Total Warrants (Cost: $106,931)		132,574

See Notes to Financial Statements

4

	Number of Shares	Value
MONEY MARKET FUND: 0.6% (Cost: $2,047,391)
Invesco Treasury Portfolio - Institutional Class	2,047,391	$2,047,391
Total Investments Before Collateral for Securities Loaned: 98.0% (Cost: $257,702,593)		363,276,236

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 6.3% (Cost: $23,471,304)
Money Market Fund: 6.3%
State Street Navigator Securities Lending Government Money Market Portfolio	23,471,304	23,471,304
Total Investments: 104.3% (Cost: $281,173,897)		386,747,540
Liabilities in excess of other assets: (4.3)%		(15,869,849)
NET ASSETS: 100.0%		$370,877,691

Definitions:
ADR	American Depositary Receipt
AUD	Australia Dollar
CAD	Canadian Dollar
GBP	British Pound
NOK	Norwegian Krone
USD	United States Dollar

Footnotes:
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $30,160,542 which represents 8.1% of net assets.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $46,851,229.
ø	Restricted Security – the aggregate value of restricted securities is $3,474,520, or 0.9% of net assets

Restricted securities held by the Fund as of June 30, 2022 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
EVgo, Inc.	06/30/2021	157,000	$1,570,000	$943,570	0.3%
FREYR Battery SA	07/06/2021	185,000	1,850,000	1,265,400	0.3%
Stem, Inc.	04/28/2021	177,000	1,770,000	1,265,550	0.3%
			$5,190,000	$3,474,520	0.9%

See Notes to Financial Statements

5

VANECK VIP GLOBAL RESOURCES FUND

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Cyclical	0.3%	$943,570
Consumer Discretionary	0.1	207,130
Consumer Staples	6.6	24,096,324
Energy	41.6	151,113,053
Financials	2.5	8,972,820
Industrials	5.7	20,980,704
Information Technology	5.9	21,439,896
Materials	35.4	128,703,833
Utilities	1.3	4,771,515
Money Market Fund	0.6	2,047,391
	100.0%	$363,276,236

The summary of inputs used to value the Fund’s investments as of June 30, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$8,118,400	$—	$8,118,400
Brazil	9,483,955	1,814,313	—	11,298,268
British Virgin Islands	275,048	—	—	275,048
Canada	26,746,746	162,371	—	26,909,117
Chile	4,802,051	—	—	4,802,051
Finland	—	2,286,322	—	2,286,322
Netherlands	—	3,518,390	—	3,518,390
Norway	15,099,084	1,265,400	—	16,364,484
South Africa	5,608,125	10,563,702	—	16,171,827
Spain	—	222,524	—	222,524
Turkey	1,467,144	—	—	1,467,144
United Kingdom	3,111,523	—	—	3,111,523
United States	253,647,869	2,209,120	—	255,856,989
Zambia	10,694,184	—	—	10,694,184
Warrants *	132,574	—	—	132,574
Money Market Funds	25,518,695	—	—	25,518,695
Total Investments	$356,586,998	$30,160,542	$—	$386,747,540

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

6

VANECK VIP GLOBAL RESOURCES FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2022 (unaudited)

Assets:
Investments, at value (Cost $257,702,593) (1)	$363,276,236
Short-term investment held as collateral for securities loaned (2)	23,471,304
Cash	94
Cash denominated in foreign currency, at value (Cost $280,668)	279,417
Receivables:
Investment securities sold	4,558,170
Shares of beneficial interest sold	3,821,036
Dividends and interest	352,245
Prepaid expenses	668
Total assets	395,759,170
Liabilities:
Payables:
Investment securities purchased	524,565
Shares of beneficial interest redeemed	271,126
Collateral for securities loaned	23,471,304
Due to Adviser	346,773
Due to Distributor	50,051
Deferred Trustee fees	163,076
Accrued expenses	54,584
Total liabilities	24,881,479
NET ASSETS	$370,877,691
Net Assets consist of:
Aggregate paid in capital	$404,523,127
Total distributable earnings (loss)	(33,645,436)
NET ASSETS	$370,877,691
(1) Value of securities on loan	$46,851,229
(2) Cost of short-term investment held as collateral for securities loaned	$23,471,304
Initial Class:
Net Assets	$158,490,447
Shares of beneficial interest outstanding	6,007,623
Net asset value, redemption and offering price per share	$26.38
Class S:
Net Assets	$212,387,244
Shares of beneficial interest outstanding	8,416,687
Net asset value, redemption and offering price per share	$25.23

See Notes to Financial Statements

7

VANECK VIP GLOBAL RESOURCES FUND

STATEMENT OF OPERATIONS

For the Period Ended June 30, 2022 (unaudited)

Income:
Dividends (net of foreign taxes withheld $271,044)	$6,243,374
Securities lending income	65,805
Total income	6,309,179
Expenses:
Management fees	2,009,865
Distribution fees – Class S	276,335
Transfer agent fees – Initial Class	17,650
Transfer agent fees – Class S	13,313
Custodian fees	12,343
Professional fees	41,966
Reports to shareholders	12,930
Insurance	15,775
Trustees’ fees and expenses	16,533
Interest	1,391
Other	5,292
Total expenses	2,423,393

Net investment income	3,885,786
Net realized gain (loss) on:
Investments	13,080,969
Foreign currency transactions and foreign denominated assets and liabilities	(44,722)
Net realized gain	13,036,247
Net change in unrealized appreciation (depreciation) on:
Investments	(28,749,652)
Foreign currency transactions and foreign denominated assets and liabilities	(4,598)
Net change in unrealized appreciation (depreciation)	(28,754,250)
Net Decrease in Net Assets Resulting from Operations	$(11,832,217)

See Notes to Financial Statements

8

VANECK VIP GLOBAL RESOURCES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2022	Year Ended December 31, 2021
	(unaudited)
Operations:
Net investment income	$3,885,786	$4,984,295
Net realized gain	13,036,247	26,374,414
Net change in unrealized appreciation (depreciation)	(28,754,250)	24,228,536
Net increase (decrease) in net assets resulting from operations	(11,832,217)	55,587,245
Distributions to shareholders from:
Initial Class	—	(724,218)
Class S	—	(560,222)
Total distributions	—	(1,284,440)
Share transactions *:
Proceeds from sale of shares
Initial Class	38,248,235	51,573,451
Class S	102,344,919	80,841,323
	140,593,154	132,414,774
Reinvestment of dividends and distributions
Initial Class	—	724,218
Class S	—	560,222
	—	1,284,440
Cost of shares redeemed
Initial Class	(47,936,743)	(60,062,985)
Class S	(52,071,055)	(79,395,897)
	(100,007,798)	(139,458,882)
Increase (decrease) in net assets resulting from share transactions	40,585,356	(5,759,668)
Total increase in net assets	28,753,139	48,543,137
Net Assets, beginning of period	342,124,552	293,581,415
Net Assets, end of period	$370,877,691	$342,124,552
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Initial Class:
Shares sold	1,282,702	2,003,150
Shares reinvested	—	29,620
Shares redeemed	(1,617,393)	(2,334,666)
Net decrease	(334,691)	(301,896)
Class S:
Shares sold	3,482,654	3,305,083
Shares reinvested	—	23,910
Shares redeemed	(1,866,610)	(3,220,783)
Net increase	1,616,044	108,210

See Notes to Financial Statements

9

VANECK VIP GLOBAL RESOURCES FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Initial Class
			Year Ended December 31,
	Six Months Ended June 30, 2022		2021	2020	2019	2018	2017
	(unaudited)
Net asset value, beginning of period	$26.61		$22.48	$19.04	$17.02	$23.74	$24.14
Net investment income (loss) (a)	0.30		0.40	0.13	0.15	0.02	(0.05)
Net realized and unrealized gain (loss) on investments	(0.53)		3.84	3.47	1.87	(6.74)	(0.35)
Total from investment operations	(0.23)		4.24	3.60	2.02	(6.72)	(0.40)
Distributions from:
Net investment income	—		(0.11)	(0.16)	—	—	—
Net asset value, end of period	$26.38		$26.61	$22.48	$19.04	$17.02	$23.74
Total return (b)	(0.86	)%(c)	18.92%	19.11%	11.87%	(28.31)%	(1.66)%

Ratios to average net assets
Expenses	1.07	%(d)	1.09%	1.13%	1.15%	1.10%	1.09%
Net investment income (loss)	2.05	%(d)	1.54%	0.79%	0.84%	0.10%	(0.21)%
Supplemental data
Net assets, end of period (in millions)	$158		$169	$149	$132	$132	$200
Portfolio turnover rate	28	%(c)	27%	40%	32%	15%	15%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles and do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these fees and expenses were included the returns would be lower. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Not Annualized
(d)	Annualized

See Notes to Financial Statements

10

VANECK VIP GLOBAL RESOURCES FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class S
			Year Ended December 31,
	Six Months Ended June 30, 2022		2021	2020	2019	2018	2017
	(unaudited)
Net asset value, beginning of period	$25.49		$21.55	$18.26	$16.37	$22.89	$23.33
Net investment income (loss) (a)	0.26		0.33	0.09	0.10	(0.03)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.52)		3.69	3.32	1.79	(6.49)	(0.34)
Total from investment operations	(0.26)		4.02	3.41	1.89	(6.52)	(0.44)
Distributions from:
Net investment income	—		(0.08)	(0.12)	—	—	—
Net asset value, end of period	$25.23		$25.49	$21.55	$18.26	$16.37	$22.89
Total return (b)	(1.02	)%(c)	18.68%	18.83%	11.55%	(28.48)%	(1.89)%

Ratios to average net assets
Expenses	1.31	%(d)	1.34%	1.38%	1.40%	1.35%	1.34%
Net investment income (loss)	1.84	%(d)	1.31%	0.55%	0.58%	(0.14)%	(0.47)%
Supplemental data
Net assets, end of period (in millions)	$212		$173	$144	$120	$104	$148
Portfolio turnover rate	28	%(c)	27%	40%	32%	15%	15%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles and do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these fees and expenses were included the returns would be lower. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Not Annualized
(d)	Annualized

See Notes to Financial Statements

11

VANECK VIP GLOBAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2022 (unaudited)

Note 1—Fund Organization—VanEck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Global Resources Fund (the “Fund”) is a diversified series of the Trust and seeks long-term capital appreciation by investing primarily in global resources securities. The Fund offers two classes of shares: Initial Class Shares and Class S Shares. The two classes are identical except Class S Shares are subject to a distribution fee.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and follows accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. market, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (the “Adviser”) provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value
12

hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C.	Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

F.	Use of Derivative Instruments—The Fund may invest in derivative instruments, including, but not limited to, options, futures, swaps and forward foreign currency contracts. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation
13

VANECK VIP GLOBAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. As of June 30, 2022 the Fund held no derivative instruments.

G.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund may pledge or receive cash and/or securities as collateral for derivative instruments and securities lending. For financial reporting purposes, the Fund presents derivatives and securities lending assets and liabilities on a gross basis in the Statement of Assets and Liabilities. Cash collateral held in the form of money market investments, if any, at June 30, 2022, is presented in the Schedule of Investments and in the Statement of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

H.	Other— Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date.

Income, non-class specific expenses, gains and losses on investments are allocated to each class of shares based upon the relative net assets. Expenses directly attributable to a specific class are charged to that class.

The Fund earns interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income on the Statement of Operations.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements— The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the first $500 million of average daily net assets, 0.90% of the next $250 million of average daily net assets and 0.70% of the average daily net assets in excess of $750 million. The Adviser has agreed, until at least May 1, 2023, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.20% and 1.45% of average daily net assets for Initial Class Shares and Class S Shares, respectively. During the period ended June 30, 2022, there were no waivers or expense reimbursements.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Distributor.

At June 30, 2022, the aggregate shareholder accounts of two insurance companies owned approximately 34% and 17% of the Initial Class Shares and three insurance companies owned approximately 39%, 31%, and 13% of the Class S Shares.

Note 4—12b-1 Plan of Distribution— Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts, and payments to the Distributor for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is 0.25% of average daily net assets for Class S Shares and is recorded as Distribution Fees in the Statement of Operations.

14

Note 5—Investments—For the period ended June 30, 2022, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated to $135,277,463 and $108,763,498, respectively.

Note 6—Income Taxes—As of June 30, 2022, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments were as follows:

Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$285,736,311	$121,381,992	$(20,370,763)	$101,011,229

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

At December 31, 2021, the Fund had capital loss carryforwards available to offset future capital gains, as follows:

Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
$(5,810,672)	$(151,256,757)	$(157,067,429)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes, if any, on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2022, the Fund did not incur any interest or penalties.

Note 7—Principal Risks— The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments and political conflicts, or natural or other disasters, such as the recent coronavirus outbreak. Additionally, the Fund may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

The Fund concentrates its investments in the securities of global resource companies, including precious metals, base and industrial metals, energy, natural resources and other commodities. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. Changes in general economic conditions, including commodity price volatility, changes in exchange rates, imposition of import controls, rising interest rates, prices of raw materials and other commodities, depletion of resources and labor relations, could adversely affect the Fund’s portfolio companies.

Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress as a result of conditions associated with the COVID-19 pandemic. To the extent these conditions continue, the risks associated with an investment in a Fund could be heightened and the Fund’s

15

VANECK VIP GLOBAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

investments (and thus a shareholder’s investment in a Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust, or other registered investment companies managed by the Adviser, which include VanEck Funds and VanEck Vectors ETF Trust, as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” on the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with the securities lending agent. The Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Fund will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statement of Operations. Cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Fund’s Schedule of Investments or Statement of Assets and Liabilities as it is held by the agent on behalf of the Fund. The Fund does not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at June 30, 2022 is presented on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities. The following is a summary of the Fund’s securities on loan and related collateral as of June 30, 2022:

Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
$46,851,229	$23,471,304	$24,797,254	$48,268,558

The following table presents money market fund investments held as collateral by type of security on loan as of June 30, 2022:

Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statement of Assets and Liabilities
Equity Securities	$23,471,304

*	Remaining contractual maturity: overnight and continuous

Note 10—Bank Line of Credit—The Trust participates with the VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the

16

Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2022, the Fund borrowed under the Facility as follows:

Days Outstanding	Average Daily Loan Balance	Average Interest Rate
11	$4,582,153	2.20%

Note 11—Subsequent Event Review—The Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

17

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2022 (unaudited)

VANECK VIP GLOBAL RESOURCES FUND
(the “Fund”)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may continue in effect from year to year only if its continuance is approved, at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), at a meeting called for the purpose of considering such approval. On June 23, 2022, the Board of Trustees (the “Board”) of VanEck VIP Trust (the “Trust”), including a majority of the Independent Trustees, approved the continuation of the existing advisory agreement (the “Advisory Agreement”) between the Fund and its investment adviser, Van Eck Associates Corporation (together with its affiliated companies, the “Adviser”). Information regarding the material factors considered and related conclusions reached by the Board in approving the continuation of the Fund’s Advisory Agreement is set forth below.

In considering the continuation of the Advisory Agreement, the Board reviewed and considered information that had been provided by the Adviser throughout the year at meetings of the Board and its committees, including information requested by the Independent Trustees and furnished by the Adviser for meetings of the Board held on June 3, 2022 and June 23, 2022, specifically for the purpose of considering the continuation of the Advisory Agreement. The Independent Trustees were advised by independent legal counsel throughout the year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside the presence of management. The written and oral reports provided to the Board pertaining to the continuation of the Advisory Agreement included, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plans with respect to its mutual fund operations and other lines of business;

■	The consolidated financial statements of the Adviser for the past two fiscal years;

■	A copy of the Advisory Agreement and descriptions of the services provided by the Adviser thereunder;

■	Information regarding the qualifications, education and experience of the investment professionals responsible for portfolio management, investment research and trading activities for the Fund, the structure of their compensation and the resources available to support these activities;

■	A report prepared by Broadridge Financial Solutions (“Broadridge”), an independent consultant, comparing the Fund’s investment performance net of expenses for a representative class of shares (including, where relevant, total returns, standard deviations, Sharpe ratios, information ratios, beta and alpha) for the one-, three-, five- and ten-year periods (as applicable) ended December 31, 2021 with the investment performance of (i) a universe of mutual funds selected by Broadridge with similar investment characteristics (the “Morningstar Category”), (ii) a sub-group of funds selected from the Morningstar Category by Broadridge further limited to approximate more closely the Fund’s investment style, share class characteristics, and asset levels (the “Peer Group”) and (iii) an appropriate benchmark index;

■	A report prepared by Broadridge comparing the advisory fees and other expenses of a representative class of shares of the Fund during its fiscal year ended December 31, 2021 with (i) the Morningstar Category and (ii) Peer Group;

■	An analysis of the profitability of the Adviser with respect to its services for the Fund and the VanEck complex of mutual funds as a whole (the “VanEck Complex”);

■	Information regarding other investment products and services offered by the Adviser involving investment objectives and strategies similar to the Fund (“Comparable Products”), including the fees charged by the Adviser for managing the Comparable Products, a description of material differences and similarities in the services provided by the Adviser for the Fund and the Comparable Products, the sizes of the Comparable Products and the identity of the individuals responsible for managing the Comparable Products;
18

■	Information concerning the Adviser’s compliance program and resources;

■	Information with respect to the Adviser’s brokerage practices, including the Adviser’s processes for monitoring best execution of portfolio transactions and the benefits received by the Adviser from research acquired with soft dollars;

■	Information regarding the procedures used by the Adviser in monitoring the valuation of portfolio securities;

■	Information regarding how the Adviser safeguards the confidentiality and integrity of its data and files, cybersecurity, overall business continuity and other operational matters;

■	Information regarding the Adviser’s policies and practices with respect to personal investing by the Adviser and its employees;

■	Information regarding the Adviser’s investment process for the Fund, including how the Adviser integrates non accounting based information (including, but not limited to “environmental, social and governance” factors) and the non-security selection, non-portfolio construction activities of the investment teams, such as engagement with portfolio companies and industry group participation;

■	Information regarding the Adviser’s role as the administrator of the Trust’s liquidity risk management program;

■	Information about shareholder servicing arrangements for the Fund with various intermediaries, as well as revenue sharing arrangements involving the Adviser and not paid by the Fund;

■	Descriptions of other administrative and other non-investment management services provided by the Adviser for the Fund, including the Adviser’s activities in managing relationships with the Fund’s custodian, transfer agent and other service providers; and

■	Other information provided by the Adviser in its response to a comprehensive questionnaire from the Independent Trustees.

Nature, Extent, Quality of Services. In determining whether to approve the continuation of the Advisory Agreement, the Board considered, among other things, the following: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment management services provided by the Adviser; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-transfer agents and independent auditor, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the Advisory Agreement and the services performed thereunder; (4) the willingness of the Adviser to limit the overall expenses of the Fund from time to time, if necessary or appropriate, by means of waiving all or a portion of its fees and/or paying expenses of the Fund; (5) the quality of the services, procedures and processes used to determine the value of the Fund’s assets and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development and implementation of a comprehensive compliance program; (7) the responsiveness of the Adviser to inquiries from, and examinations by, regulatory authorities, including the Securities and Exchange Commission; (8) the resources committed by the Adviser to information technology and cybersecurity; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Fund. The Board concluded that the nature, extent and quality of the services provided by the Adviser supported the renewal of the Advisory Agreement.

Investment Performance and Fund Expenses. The performance data and the advisory fee and expense ratio data from Broadridge that is described below for the Fund is based on data for a representative class of shares of the Fund. The performance data is net of expenses for periods on an annualized basis ended December 31, 2021, and the advisory fee and expense ratio data is as of the Fund’s fiscal year end of

19

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2022 (unaudited) (continued)

December 31, 2021. The Board found the data provided by Broadridge generally useful, but it recognized the limitations of such data, including, in particular, that notable differences may exist between the Fund and the other funds in the Fund’s Peer Group and Morningstar Category (for example, with respect to investment objective(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the Peer Group and Morningstar Category. The Board also considered the Fund’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also considered benefits, other than the receipt of fees under the Advisory Agreement, that may be derived by the Adviser from serving as investment adviser to the Fund and the Trust.

In considering the Fund’s performance, the Board noted, based on a review of comparative annualized total returns, that the Initial Class shares of the Fund had underperformed its Peer Group median for the one-, five- and ten-year periods and outperformed its Peer Group median for the three-year period. The Board noted that the Initial Class shares of the Fund had underperformed its Morningstar Category median for the one-, three-, five- and ten-year periods. The Board also noted that the Initial Class shares of the Fund had outperformed its benchmark index for the three- and five-year periods and underperformed the benchmark for the one- and ten-year periods. The Board concluded that the performance of the Fund supported the renewal of the Advisory Agreement.

In considering the Fund’s advisory fee, the Board noted that the advisory fee rate and the total expense ratio, net of waivers or reimbursements, for the Fund were higher than the median advisory fee rates and the median total expense ratios for its Morningstar Category and Peer Group. The Board also noted that the Adviser makes use of a complex and unique proprietary strategy for managing the Fund and the Adviser has agreed to waive all or a portion of its advisory fees and/or pay expenses of the Fund through April 30, 2023 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount (subject to certain exclusions). The Board also considered the advisory fee charged to the Fund as compared to the fees charged to the Comparable Products, noting the differences in the services provided to the Fund as compared to those other products.

On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee rate charged to the Fund is reasonable.

Profitability and Economies of Scale. The Board considered the profits, if any, realized by the Adviser from managing the Fund and other mutual funds in the VanEck Complex and the methodology used to determine such profits. The Board noted that the levels of profitability reported on a fund-by-fund basis varied widely depending on such factors as the size, type of fund and operating history. Based on its review of the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the profits realized by the Adviser supported the renewal of the Advisory Agreement. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale, if any, as the Fund grows and whether the Fund’s fee schedule reflects any economies of scale for the benefit of shareholders, and concluded that the fee schedule was appropriate. The Board also considered that the Fund benefits from economies of scale through lower fees charged by third party service providers based on the combined size of the VanEck Complex.

Conclusion. In determining the material factors to be considered in evaluating the Advisory Agreement for the Fund and the weight to be given to such factors, the members of the Board relied upon their own business judgment, with the advice of independent legal counsel. The Board did not consider any single factor as controlling in determining whether to approve the continuation of the Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board unanimously approved the continuation of the Advisory Agreement for the Fund for an additional one-year period.

20

VANECK VIP TRUST

FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM

(unaudited)

In accordance with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a Liquidity Risk Management Program, (the “Program”) and the Fund’s Board has designated the Fund’s Adviser as the administrator of the Program. The Fund’s Adviser administers the Program through its Liquidity Committee. The purpose of the Program is to outline the techniques, tools and arrangements employed for the management of liquidity risk within the Fund, and the terms, contents and frequency of reporting and escalation of any issues to the Board. The Liquidity Rule defines liquidity risk as the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund. Liquidity is managed taking account of the investment strategy, liquidity profile, and redemption policy and history of the Fund, with the objective of maintaining a level of liquidity that is appropriate in light of the Fund’s obligations to its shareholders. The Program assesses liquidity risk under both normal and stressed market conditions.

The Board reviewed a report (the “Report”) prepared by the Fund’s Adviser regarding the operation and effectiveness of the Program for the period January 1, 2021 to December 31, 2021 (the “Review Period”). The Report noted that during the Review Period, the Funds maintained a high level of liquidity and primarily held assets that are defined under the Liquidity Rule as “Highly Liquid Investments.” The Report noted the effectiveness of the Fund’s liquidity risk management during such time. As a result, the Fund has not adopted a “Highly Liquid Investment Minimum,” as defined under the Liquidity Rule. A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

During the Review Period, there were no liquidity events that materially affected the performance of the Fund or its ability to timely meet redemptions without dilution to existing shareholders, and the Fund’s Adviser provided its assessment that the program had been effective in managing the Fund’s liquidity risk. Further information on liquidity risks applicable to the Fund can be found in the Fund’s prospectus.

21

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation
	666 Third Avenue, New York, NY 10017 vaneck.com
Account Assistance:	800.544.4653	VIPGRSAR

Item 2.	CODE OF ETHICS.

Not applicable.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.

Information included in Item 1.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

Item 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

Item 13.	EXHIBITS.

(a)(1)	Not applicable.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached as Exhibit 99.CERT.

(a)(3)

Ernst & Young LLP (EY) served as the independent registered public accounting firm for the Funds of the VanEck VIP Trust (comprising of VanEck VIP Emerging Markets Bond Fund, VanEck VIP Emerging Markets Fund, VanEck VIP Global Gold Fund and VanEck VIP Global Resources Fund) for the fiscal years ended December 31, 2020 and December 31, 2021. EY’s reports on the financial statements for the fiscal years ended December 31, 2020 and December 31, 2021 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. Through March 17, 2022, the date of dismissal, and during such fiscal year-ends, (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which agreements, if not resolved to the satisfaction of EY, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Funds’ financial statements for period, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On March 17, 2022, the Audit Committee and the Trust’s Board of Trustees approved the engagement of PricewaterhouseCoopers LLP (PwC) to serve as the independent registered public accounting firm for the Funds’ fiscal year ending December 31, 2022, thereby replacing EY effective upon completion of their December 31, 2021 audits and issuance of their reports thereon. Through March 17, 2022 and during the Funds’ fiscal years ended December 31, 2020 and December 31, 2021, neither the Trust nor the Funds’, nor anyone in their behalf, consulted with PwC on items which: (1) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

The Funds have requested that Ernst & Young furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form N-CSR.

(a)(4)	The Ernst & Young Letter: SEC Filing Response - Change in auditors - VanEck VIP Trust is attached as EX-99.EY-SEC FILING RESPONSE - CHANGE IN AUDITORS

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VANECK VIP TRUST

By (Signature and Title)	/s/ John J. Crimmins, Treasurer & Chief Financial Officer

Date September 2, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jan F. van Eck, Chief Executive Officer

Date September 2, 2022

By (Signature and Title)	/s/ John J. Crimmins, Treasurer & Chief Financial Officer

Date September 2, 2022